UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]
Preliminary Proxy Statement

[ ]
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]
Definitive Proxy Statement

[ ]
Definitive Additional Materials

[ ]
Soliciting Material Under §240.14a-12

TMC THE METALS COMPANY INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
[X]
No fee required

[ ]
Fee paid previously with preliminary materials

[ ]
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Letter to Shareholders
July 18, 2025
To Our Shareholders:
You are cordially invited to attend a special meeting of shareholders of TMC the metals company Inc. (the “Company”) to be held in a virtual format on Thursday, August 28, 2025 at 10:00 a.m. EDT.
The special meeting will be held virtually via live audio webcast on the internet. We believe hosting a virtual special meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of our special meeting. You will be able to attend the special meeting, vote and submit your questions during the special meeting by visiting https://www.cstproxy.com/metals/sm2025. You will not be able to attend the special meeting in person.
Details regarding the meeting, the business to be conducted at the meeting, and information about the Company that you should consider when you vote your shares are described in the accompanying proxy statement.
At the special meeting, we will ask the shareholders to approve an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan. Our board of directors recommends the approval of this proposal. Such other business will be transacted as may properly come before the special meeting.
Under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to shareholders over the Internet, we have elected to deliver our proxy materials to the majority of our shareholders over the Internet. This delivery process allows us to provide shareholders with the information they need, while at the same time conserving natural resources and lowering the cost of delivery. On or about July 18, 2025, we intend to begin sending to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement for our special meeting of shareholders. The Notice also provides instructions on how to vote by proxy, online or at the meeting, how to access the virtual special meeting and how to receive a paper copy of the proxy materials by mail.
We hope you will be able to attend the special meeting. Whether or not you plan to attend the special meeting, we hope you will vote promptly. Information about voting methods is set forth in the accompanying proxy statement.
Thank you for your continued support of the Company. We look forward to seeing you at the special meeting.
Sincerely,
Gerard Barron
Chairman & Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
July 18, 2025
TIME: 10:00 a.m. EDT
DATE: Thursday, August 28, 2025
ACCESS: https://www.cstproxy.com/metals/sm2025
Notice is hereby given that a special meeting of shareholders of TMC the metals company Inc. (the “Meeting”) will be held virtually via live webcast on the Internet at the above noted link at 10:00 a.m. EDT on Thursday, August 28, 2025. You will be able to attend the Meeting, vote and submit your questions during the Meeting by visiting https://www.cstproxy.com/metals/sm2025 at the date and time of the Meeting and entering the 12-digit control number included in the Notice of Internet Availability or proxy card that you receive. For further information about the Meeting, please see the questions and answers about the Meeting under the heading “Important Information About the Special Meeting and Voting” beginning on page 3 of the accompanying proxy statement.
PURPOSES:
We will act on the following proposals:
1.
To approve an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan; and

2.
To transact such other business that is properly presented at the Meeting and any adjournments or postponements thereof.

WHO MAY VOTE:
You may vote if you were the record owner of TMC the metals company Inc. common shares at the close of business on July 9, 2025.
All shareholders are cordially invited to attend the Meeting. Whether you plan to attend the Meeting or not, in order to ensure the presence of a quorum, we urge you to vote and submit your proxy by the Internet or mail by following the instructions in the “Notice of Internet Availability of Proxy Materials” that you previously received. You may change or revoke your proxy at any time before it is voted at the Meeting. If you participate in and vote your shares at the Meeting, your proxy will not be used.
You will be provided instructions and prompted to vote during the Meeting. Shareholders may submit questions for the Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual Meeting platform at https://www.cstproxy.com/metals/sm2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the Meeting. In addition, we have made available a separate conference line to allow attendees to communicate with each other during the Meeting. Attendees who wish to utilize this facility may do so by dialing the attendee conference line number shown on the right-hand side of the Meeting website under the heading “Attendee conference line.” Please note, however, that the attendee conference line is to allow attendees to communicate with each other during the Meeting only and cannot be used to listen to the Meeting or for asking questions to the Company.
A complete copy of the 2021 Incentive Equity Plan, as it is proposed to be amended, is attached as Appendix A to the proxy statement and is available for inspection by shareholders at our registered and records office during statutory business hours until the date of the Meeting at: 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3.
BY ORDER OF OUR BOARD OF DIRECTORS
Gerard Barron
Chairman & Chief Executive Officer

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	8
EXECUTIVE OFFICER AND DIRECTOR COMPENSATION	11
EQUITY COMPENSATION PLAN INFORMATION	24
PROPOSAL NO. 1	25
APPROVAL OF AN ORDINARY RESOLUTION APPROVING AN AMENDMENT TO OUR 2021 INCENTIVE EQUITY PLAN TO INCREASE THE SHARE POOL FOR EQUITY INCENTIVE GRANTS UNDER THE PLAN	25
CODE OF BUSINESS CONDUCT AND ETHICS	32
OTHER MATTERS	32
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR	32
APPENDIX A — 2021 INCENTIVE EQUITY PLAN, AS PROPOSED TO BE AMENDED	A-1
i

TMC the metals company Inc.
1111 West Hastings Street, 15th Floor
Vancouver, British Columbia V6E 2J3
PROXY STATEMENT FOR THE TMC THE METALS COMPANY INC.
SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 28, 2025
This proxy statement, along with the accompanying notice of special meeting of shareholders, contains information about a special meeting of shareholders of TMC the metals company Inc. (the “Special Meeting”), including any adjournments or postponements of the Special Meeting. We are holding the Special Meeting at 10:00 a.m. EDT, on Thursday, August 28, 2025. You will not be able to physically attend the Special Meeting.
The Special Meeting will be a virtual meeting via live audio webcast on the Internet. You will be able to attend the Special Meeting, vote, and submit your questions during the meeting by visiting https://www.cstproxy.com/metals/sm2025 and entering the 12-digit control number included in the Notice of Internet Availability that you receive. For further information about the virtual Special Meeting, please see the questions and answers about the Special Meeting under the heading “Important Information About the Special Meeting and Voting” beginning on page 3.
In this proxy statement, we refer to TMC the metals company Inc. as “TMC,” the “Company,” “we” and “us.”
This proxy statement relates to the solicitation of proxies by our board of directors for use at the Special Meeting.
On or about July 18, 2025, we intend to begin sending to our shareholders the Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement for the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE SPECIAL MEETING TO BE HELD ON AUGUST 28, 2025
This proxy statement, the Notice of Special Meeting of Shareholders and our form of proxy card are available for viewing, printing and downloading at https://www.cstproxy.com/metals/sm2025. To view these materials please have your 12-digit control number(s) available that appears on your Internet Availability Notice or proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to shareholders by electronic delivery.
Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements for the year ended December 31, 2024, on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “Investors — SEC Filings” section of our website at https://metals.co. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3. Exhibits will be provided upon written request and payment of an appropriate processing fee.

IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING AND VOTING
Why is the Company soliciting my proxy?
Our board of directors is soliciting your proxy to vote at the special meeting of shareholders of TMC the metals company Inc. (the “Special Meeting”) to be held virtually on Thursday, August 28, 2025, at 10:00 a.m. EDT and any adjournments or postponements of the meeting. This proxy statement, along with the accompanying Notice of Special Meeting of Shareholders, summarizes the purposes of the meeting and the information you need to know to vote at the Special Meeting.
We have made available to you on the Internet or have sent you this proxy statement, the Notice of Special Meeting of Shareholders and the proxy card because you owned our common shares on the record date. We intend to commence distribution of the Important Notice Regarding the Availability of Proxy Materials, which we refer to throughout this proxy statement as the Internet Availability Notice (the “Notice”), and, if applicable, proxy materials to shareholders on or about July 18, 2025.
Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?
As permitted by the rules of the Securities and Exchange Commission (the “SEC”), we may furnish our proxy materials to our shareholders by providing access to such documents on the Internet, rather than mailing printed copies of these materials to each shareholder. Most shareholders will not receive printed copies of the proxy materials unless they request them. We believe that this process should expedite shareholders’ receipt of proxy materials, lower the costs of the Special Meeting and help to conserve natural resources. If you received the Notice by mail or electronically, you will not receive a printed or email copy of the proxy materials, unless you request one by following the instructions included in the Notice. Instead, the Notice instructs you as to how you may access and review all of the proxy materials and submit your proxy on the Internet. If you requested a paper copy of the proxy materials, you may authorize the voting of your shares by following the instructions on the proxy card, in addition to the other methods of voting described in this proxy statement.
Why are you holding a virtual Special Meeting?
The Special Meeting will be held in a virtual meeting format only. We have designed our virtual format to enhance, rather than constrain, shareholder access, participation and communication. For example, the virtual format allows shareholders to communicate with us in advance of, and during, the Special Meeting so they can ask questions of our board of directors or management, as time permits.
How do I access the virtual Special Meeting?
The live audio webcast of the Special Meeting will begin promptly at 10:00 a.m. EDT. Online access to the audio webcast will open 15 minutes prior to the start of the Special Meeting to allow time for you to log-in and test your device’s audio system. The virtual Special Meeting is running the most updated version of the applicable software and plugins. You should ensure you have a strong Internet connection wherever you intend to participate in the Special Meeting. You should also allow plenty of time to log in and ensure that you can hear streaming audio prior to the start of the Special Meeting.
To be admitted to the virtual Special Meeting, you will need to log-in at https://www.cstproxy.com/metals/sm2025 using the 12-digit control number found on the proxy card or voting instruction card previously mailed or made available to shareholders entitled to vote at the Special Meeting.
Will I be able to ask questions and have these questions answered during the virtual Special Meeting?
Shareholders may submit questions for the Special Meeting after logging in. If you wish to submit a question, you may do so by logging into the virtual meeting platform at https://www.cstproxy.com/metals/sm2025, typing your question into the “Ask a Question” field, and clicking “Submit.” Please submit any questions before the start time of the meeting.

Appropriate questions related to the business of the Special Meeting (the proposal(s) being voted on) will be answered during the Special Meeting, subject to time constraints. Any such questions that cannot be answered during the Special Meeting due to time constraints will be answered directly with the shareholder as soon as practical after the Special Meeting. Additional information regarding the ability of shareholders to ask questions during the Special Meeting, related to rules of conduct and other materials for the Special Meeting will be available on the virtual meeting platform available at the web address above.
In addition, we have made available a separate conference line to allow attendees to communicate with each other during the Special Meeting. Attendees who wish to utilize this facility may do so by dialing the attendee conference line number shown on the right-hand side of the meeting webpage under the heading “Attendee conference line”. Please note, however, that the attendee conference line is to allow attendees to communicate with each other during the meeting only and cannot be used to listen to the meeting or for asking questions to the Company.
What happens if there are technical difficulties during the Special Meeting?
Beginning 15 minutes prior to, and during, the Special Meeting, we will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting, voting at the Special Meeting or submitting questions at the Special Meeting. If you encounter any difficulties accessing the virtual Special Meeting during the check-in or meeting time, please call (917) 262-2373.
Who may vote?
Only shareholders of record at the close of business on July 9, 2025 (the “Record Date”) will be entitled to vote at the Special Meeting. On this Record Date, there were 400,543,202 common shares outstanding and entitled to vote. Our common shares are our only class of voting stock.
If on the Record Date your common shares were registered directly in your name with our transfer agent, Continental Stock Transfer and Trust Company, then you are a shareholder of record.
If on the Record Date you did not hold your shares in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the shareholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.
You do not need to attend the Special Meeting to vote your shares. Shares represented by valid proxies, received in time for the Special Meeting and not revoked prior to the Special Meeting, will be voted at the Special Meeting. For instructions on how to change or revoke your proxy, see “May I change or revoke my proxy?” below.
How many votes do I have?
Holders of common shares are entitled to one vote per share.
How do I vote?
Whether you plan to attend the Special Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via the Internet. You may specify whether your shares should be voted FOR, AGAINST or ABSTAIN with respect to Proposal No. 1. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with our board of directors’ recommendations as noted below. Voting by proxy will not affect your right to attend the Special Meeting.

If your shares are registered directly in your name through our stock transfer agent, Continental Stock Transfer and Trust Company, or you have stock certificates registered in your name, you may vote:
•
By Internet. Follow the instructions included in the Notice or, if you received printed materials, in the proxy card to vote over the Internet.

•
By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with our board of directors’ recommendations as noted below.

•
At the meeting. If you attend the virtual Special Meeting, you may vote by completing a ballot, which will be available at the meeting.

Internet voting facilities for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Daylight Time on August 27, 2025.
If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to shareholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in virtually at the Special Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Special Meeting in order to vote.
How does our board of directors recommend that I vote on the proposal?
Our board of directors recommends that you vote “FOR” the approval of a resolution approving an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan.
If any other matter is presented at the Special Meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with the proxy holder’s judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the Special Meeting, other than those discussed in this proxy statement.
May I change or revoke my proxy?
If you give us your proxy, you may change or revoke it at any time before the Special Meeting. In addition to any method permitted under applicable law, you may change or revoke your proxy in any one of the following ways:
•
if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

•
by re-voting by Internet as instructed above;

•
by notifying the Company’s Secretary in writing before the Special Meeting that you have revoked your proxy; or

•
by attending the Special Meeting virtually and voting at the meeting. Attending the Special Meeting will not in and of itself revoke a previously submitted proxy. You must specifically request at the Special Meeting that it be revoked.

Your most current vote, whether by Internet or proxy card is the one that will be counted.
Can I appoint some other person to be my proxyholder?
Every holder of common shares has the right to appoint some other person or company of their choice, who need not be a security holder, to attend and act on their behalf at the Special Meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than Gerard Barron and Craig Shesky or their substitute, please deliver a proxy in the form contemplated in the Articles of the Company (“Articles”), a copy of which is available at 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3 or on the website of the SEC — www.sec.gov, naming your chosen proxyholder and deposit such proxy at the registered and records office of the Company at 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3.
What if I receive more than one Notice or proxy card?
You may receive more than one Notice or proxy card if you hold our common shares in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How do I vote?” for each account to ensure that all of your shares are voted.
Will my shares be voted if I do not vote?
If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How do I vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares does not have the authority to vote your unvoted shares to approve an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan (Proposal No. 1 of this proxy statement) without receiving instructions from you. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the Special Meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.
What vote is required to approve the proposal and how are votes counted?
The affirmative vote of a majority of the shares cast for Proposal No. 1 is required to approve an ordinary resolution approving an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan as more particularly set out below. You may either vote FOR, AGAINST or ABSTAIN on this proposal. Abstentions, if any, will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.
Where can I find the voting results of the Special Meeting?
The preliminary voting results will be announced at the Special Meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the Special Meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.
What are the costs of soliciting these proxies?
We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.
What constitutes a quorum for the Special Meeting?
The presence, in person or by proxy, of two persons who are, or who represent by proxy, shareholders who, in the aggregate, hold at least 5% of the issued shares entitled to be voted at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Votes of shareholders of record who are present at the Special Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
Attending the Special Meeting
The Special Meeting will be held in a virtual meeting format only. You can attend the Special Meeting and view the live audio webcast by visiting https://www.cstproxy.com/metals/sm2025. The Special Meeting will be held at 10:00 a.m. EDT on Thursday, August 28, 2025. To attend the virtual Special Meeting, go to https://www.cstproxy.com/metals/sm2025 shortly before the meeting time, enter your name, email address and control number to enter the meeting portal. If you miss the Special Meeting, you can view a replay of the Webcast at https://www.cstproxy.com/metals/sm2025 until September 28, 2025. You need not attend the Special Meeting in order to vote.
Householding of Special Disclosure Documents
Some brokers or other nominee record holders may be sending you, a single set of our proxy materials if multiple of the Company’s shareholders live in your household. This practice, which has been approved by the SEC, is called “householding.” Once you receive notice from your broker or other nominee record holder that it will be “householding” our proxy materials, the practice will continue until you are otherwise notified or until you notify them that you no longer want to participate in the practice. Shareholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.
We will promptly deliver a separate copy of our Notice or if applicable, our proxy materials to you if you write to our corporate secretary at: 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3. If you want to receive your own set of our proxy materials in the future or, if you share an address with another shareholder and together both of you would like to receive only a single set of proxy materials, you should contact your broker or other nominee record holder directly or you may contact us at the above address and phone number.
Electronic Delivery of Company Shareholder Communications
Most shareholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.
You can choose this option and save us the cost of producing and mailing these documents by:
•
following the instructions provided on your Notice or proxy card;

•
following the instructions provided when you vote over the Internet; or

•
going to https://www.cstproxy.com/metals/sm2025 and following the instructions provided.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information known to the Company regarding the beneficial ownership of the Common shares as of June 30, 2025 by:
•
each person known to the Company to be the beneficial owner of more than 5% of outstanding common shares;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common shares issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total ownership and total voting power of the beneficial owner thereof.
The beneficial ownership of common shares is based on 397,155,318 common shares issued and outstanding as of June 30, 2025.
Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all common shares beneficially owned by them. Unless otherwise indicated, the business address of each of the following entities or individuals is c/o TMC the metals company Inc., 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3.
Name and Address of Beneficial Owner	Number of Common Shares(1)	Percentage of Shares Beneficially Owned (%)
Directors and Executive Officers:
Gerard Barron(2)	22,794,289	5.7%
Craig Shesky(3)	1,981,624	*
Christian Madsbjerg(4)	931,360	*
Andrew C. Greig(5)	5,015,913	1.3%
Andrew Hall(6)	270,388	*
Sheila Khama(7)	298,633	*
Andrei Karkar(8)	65,850,382	16.4%
Erika Ilves(9)	3,237,061	*
Stephen Jurvetson(10)	1,846,667	*
Brendan May(11)	129,864	*
Michael Hess(12)	6,666,666	1.7%
Alex Spiro(13)	—	*
All Directors and Executive Officers of the Company as a Group (13 Individuals)(14)	110,773,681	27.6%
Five Percent Holders:
ERAS Capital LLC(15)	64,868,211	16.2%
Allseas Group S.A(16)	59,196,934	14.8%
Korea Zinc Company, Ltd.(17)	26,491,557	6.6%

*
Indicates beneficial ownership of less than 1%.

(1)
Excludes special shares.

(2)
Consists of (i) 18,058,017 common shares, (ii) 4,646,878 common shares underlying options that are exercisable within 60 days of June 30, 2025 and (iii) 89,394 common shares underlying warrants held by Mr. Barron. Does not include

(i) 1,706,510 common shares underlying options that are not exercisable within 60 days of June 30, 2025 held by Mr. Barron, (ii) 2,929,101 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Barron, (iii) 50,000 common shares underlying Class A warrants held by Mr. Barron and (iv) 20,000,000 common shares underlying restricted share units that vest based on the trailing 30-day average price of the Issuer’s common shares (the “Closing Price”) reaching the following prices on or prior to April 16, 2029, subject to the reporting person’s continued service with the Issuer on the applicable vesting date: one-third shall vest on achievement of a Closing Price of $7.50; one-third shall vest on achievement of a Closing Price of $10.00; and one-third shall vest on achievement of a Closing Price of $12.50 (each subject to equitable adjustment for any stock splits, combinations, reclassifications, stock dividends and the like). The Class A warrants held by Mr. Barron do not allow for an exercise that would result in the holder of such warrants (together with its affiliates, any “group” or any other persons whose beneficial ownership could be aggregated with the holder) would beneficially own more than 4.99% of the number of Common shares outstanding immediately following exercise.
(3)
Consists of (i) 1,499,419 common shares, (ii) 468,455 common shares underlying options exercisable within 60 days of June 30, 2025 and (iii) 13,750 common shares underlying Class A warrants held by Mr. Shesky. Does not include (i) 189,610 common shares underlying options that are not exercisable and (ii) 1,145,790 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Shesky.

(4)
Consists of (i) 309,249 common shares held by Mr. Madsbjerg and (ii) 622,111 common shares underlying options that are exercisable within 60 days of June 30, 2025 held by Mr. Madsbjerg. Does not include (i) 94,805 common shares underlying options that are not exercisable within 60 days of June 30, 2025 and (ii) 22,371 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Madsbjerg.

(5)
Consists of (i) 4,393,802 common shares held by Mr. Greig and (ii) 622,111common shares underlying options that are exercisable within 60 days of June 30, 2025. Does not include (i) 94,805 common shares underlying options that are not exercisable within 60 days of June 30, 2025 and (ii) 54,117 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Greig.

(6)
Consists of 270,388 common shares held by Mr. Hall. Does not include 88,879 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Hall.

(7)
Consists of (i) 297,383 common shares and (iii) 1,250 common shares underlying Class A warrants held by Ms. Khama. Does not include 22,371 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Ms. Khama.

(8)
Consists of (i) 307,956 common shares held by Mr. Karkar, (ii) 674,215 common shares underlying options that are exercisable within 60 days of June 30, 2025 held by Mr. Karkar, (iii) 60,953,495 common shares held by ERAS Capital LLC (“ERAS”), (iv) 1,414,716 common shares underlying warrants held by ERAS and (vi) 2,500,000 common shares underlying Class A warrants held by ERAS. Does not include (i) 94,805 common shares underlying options that are not exercisable and (ii) 22,371 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. Karkar. . Mr. Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(9)
Consists of (i) 1,591,487 common shares held by Ms. Ilves, (ii) 1,614,892 common shares underlying options that are exercisable within 60 days of June 30, 2025 held by Ms. Ilves, and (iii) 30,682 common shares held of record by Ms. Ilves’ children. Does not include (i) 758,444 common shares underlying options that are not exercisable within 60 days of June 30, 2025 and (ii) 1,145,790 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Ms. Ilves.

(10)
Consists of (i) 700,000 common shares held by Mr. Jurvetson and (ii) 1,146,667 common shares underlying stock options that are exercisable within 60 days of June 30, 2025. Does not include 2,293,333 common shares underlying stock options that are not exercisable within 60 days of June 30, 2025.

(11)
Consists of 129,864 common shares held by Mr. May. Does not include 67,722 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held by Mr. May.

(12)
Consists of (i) 3,333,333 common shares held by SS3H Ventures LLC (“SS3H”) and (ii) 3,333,333 common shares underlying Class C warrants held by SS3H. Does not include 5,000,000 common shares underlying options held by Mr. Hess and 7,737,530 common shares underlying restricted stock units to be granted to Mr. Hess, in each case, subject to shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in Proposal No. 1 below. Mr. Hess is the sole member of SS3H and has voting and dispositive power over and may be deemed to beneficially own such securities held by SS3H. Mr. Hess disclaims beneficial ownership over any securities owned by SS3H other than to the extent of any pecuniary interest he may have therein.

(13)
Does not include 1,750,000 common shares underlying restricted stock units to be granted to Mr. Spiro subject to shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in Proposal No. 1 below.

(14)
See footnotes (2) through (13). Includes (i) 812,347 common shares beneficially held in the aggregate by executive officers other than the named executive officers and (ii) 938,487 common shares underlying options that are exercisable within 60 days of June 30, 2025 held in the aggregate by executive officers other than the named executive officers. Does not include (i) 758,444 common shares underlying options that are not exercisable within 60 days of June 30, 2025 held in the aggregate by executive officers other than the named executive officers and (ii) 698,430 common shares underlying restricted share units that do not vest within 60 days of June 30, 2025 held in the aggregate by executive officers other than the named executive officers.”

(15)
The address of ERAS is 323 Marina Boulevard, San Francisco, California 94123. Consists of (i) 60,953,495 common shares, (ii) 1,414,716 common shares issuable upon exercise of warrants owned by ERAS and (iii) 2,500,000 common shares underlying Class A warrants held by ERAS. Andrei Karkar has voting and dispositive control over the securities held by ERAS and therefore Mr. Karkar may be deemed to have beneficial ownership of the shares held by ERAS.

(16)
The address of Allseas Group S.A. is 18 Route de Pra de Plan, Case Postale, 411 1618 Chatel-Saint-Denis, Switzerland. Includes (i) 55,113,601 common shares owned by Allseas Group S.A., (ii) 1,750,000 common shares issuable upon exercise of Class A warrants and (iii) 2,333,333 common shares issuable upon exercise of Class C warrants owned by Allseas Group S.A. Excludes 1,000,000 common shares held by Argentum Cedit Virtuti GCV, which has an ownership interest in Allseas Group S. A., to which Allseas Group, S.A. does not have voting or investment power with respect thereto.

(17)
The address of Korea Zinc Company, Ltd. (“Korea Zinc”) is 33, Jong-ro, Jongno-gu, Seoul, Republic of Korea 03159. Includes (i) 19,623,376 common shares owned by Korea Zinc and (ii) 6,868,181 common shares issuable upon exercise of common share purchase warrants owned by Korea Zinc. The amount shown is based on information set forth in a Schedule 13G, filed by Korea Zinc on July 2, 2025.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION
Executive Compensation
Introduction
This section provides an overview of our executive compensation programs, including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below.
We are currently considered a “smaller reporting company” within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for purposes of the SEC’s executive compensation disclosure rules. Accordingly, we are required to provide a Summary Compensation Table and an Outstanding Equity Awards at Fiscal Year End Table, as well as limited disclosures regarding executive compensation for our last two completed fiscal years. Further, our reporting obligations extend only to the following “Named Executive Officers” (“NEOs”), which are the individuals who served as principal executive officer and the next two most highly compensated executive officers for the year ended December 31, 2024. As of December 31, 2024, our NEOs were:
•
Gerard Barron, Chief Executive Officer;

•
Craig Shesky, Chief Financial Officer; and

•
Erika Ilves, Chief Strategy Officer.

In addition to these three NEOs for whom their compensation is described in this proxy statement, Anthony O’Sullivan is an executive officer and serves as our Chief Development Officer.
In 2024, we entered into new compensation arrangements for Gerard Barron, our Chief Executive Officer and Chairman, which were approved by our shareholders on an advisory basis at our 2024 annual meeting of shareholders held on May 30, 2024.
Our current executive compensation plan for our other NEOs has been in place since September 9, 2021 and is the ongoing compensation program for these NEOs following our going-public business combination transaction. Our executive compensation plan includes base salaries, Short-Term Incentive Program (paid in restricted share units for 2024) (“STIP”), and a Long-Term Incentive Program (granted in the form of restricted share units grants for 2024) (“LTIP”).
As discussed in more detail below, in 2024, our executive compensation program was designed to provide our NEOs with meaningful incentives and rewards, while effectively balancing the short-term and long-term interests of our shareholders with our ability to attract and retain talented executives. The compensation committee of our board has the primary responsibility for establishing our executive compensation philosophy and determining the specific components and levels of each named executive officer’s compensation. Our executive compensation program is based on four guiding principles. We have created a compensation program that combines short-term and long-term components, cash, equity, fixed and performance- based contingent payments, in the proportions that we believe achieve these four guiding principles:
•
enhance shareholder value by aligning the financial interests of our NEOs with those of our shareholders;

•
enable us to attract, motivate and retain the people needed to define and lead our industry;

•
integrate compensation closely with the achievement of our business and performance objectives; and

•
reward the individual performance that contributes to our short-term and long-term success.

The compensation committee utilized and relied significantly on a competitive market analysis when determining the size, components and mix of our NEOs’ compensation packages.
As discussed in more detail below, our NEOs’ target annual compensation generally consists of three principal components: (a) base salary, (b) an annual performance payment under our STIP and

(c) long-term equity incentive compensation under our LTIP. The base salary component is primarily designed to provide a predictable level of financial stability. The STIP is designed to reward the achievement of annual goals that are aligned with our strategic plan. The base salary and STIP are referred to as the cash component of the compensation plan, although the STIP was paid in restricted share units in 2024. The LTIP is the equity compensation component and is primarily designed to incentivize and retain our executives over a multi-year period and to reward the achievement of our long-term financial and strategic objectives.
Elements of Compensation for Our NEOs
Our executive compensation program consists of three principal components: base salary, STIP, and the LTIP. The LTIP consists primarily of restricted share units (“RSUs”) that vest over time based on continued employment and, in some cases, the achievement of performance and market goals.
Key Components of Our 2024 Compensation Plans for Our NEOs
Compensation Element	Primary Purpose	Performance Period	Details
Cash Compensation
Base Salary	Reward for ongoing work performed, executive tenure and role	Ongoing	Provided in cash each pay period.
Short Term Incentive Plan (STIP)	Reinforce and drive short-term priorities and business results	1 year	Target award based on a percentage of salary.
Recognize and reward corporate and individual performance
Awards may be earned from 0% to 100% of target based on achievement of pre- determined corporate short-term objectives that are aligned with our strategic plan as well as individual performance.
Awards are paid in cash upon the completion of the fiscal year; however, for 2024, 2023 and 2022, at the election of the Company, STIP awards were paid in immediately-vested RSUs to conserve operating cash.

Equity Compensation
Long-term incentives (LTIP)	Reinforce and drive long-term shareholder value Retain executives over a multi-year period Incentivize the achievement by management of multi-year performance goals	3 years	For 2024, 2023 and 2022, grants were in the form of RSUs that vest one-third per year over three years.

Equity Compensation for Our NEOs
We use long-term equity-based compensation to incentivize and retain our executive officers by linking their awards to the achievement of our long-term strategic goals. We typically award long-term equity-based compensation with restricted share units that vest over time so long as the executive remains employed with the Company.
The compensation committee determines the size of equity award grants after considering the following factors:
•
the competitive equity compensation practices for comparable positions identified in the applicable market analysis;

•
the executive’s level of responsibility and duties;

•
a comparison to grant levels of other executive officers;

•
individual named executive officers’ performance;

•
our corporate performance;

•
our total equity compensation costs relative to total expenses;

The compensation committee does not take into consideration an executive’s aggregate equity holdings or equity carrying value in determining annual long-term equity incentive awards.
In March 2025, our compensation committee granted equity awards to our NEOs under the STIP and LTIP for the 2024 performance year, including to our Chief Executive Officer. They considered, to the extent applicable, our corporate performance and individual contributions in 2024 as well as in prior years. The compensation committee determined the value of each LTIP equity award as time-based RSUs that vest one-third per year over three years based on the potential equity compensation expense and the target award size, as well as the retention and incentive aspects of the award. The total value was also informed by the competitive analysis conducted by FW Cook, the independent compensation consulting firm engaged by our compensation committee to provide competitive market data as well as advice on pay levels and compensation program structure. See “Summary Compensation Table” and “Outstanding Equity Awards at 2024 Fiscal Year-End”.
Compensation of Our Chief Executive Officer and Chairman in 2024
We entered into an employment agreement with Mr. Barron in 2018 prior to the closing of the business combination transaction and our becoming a publicly-traded company in September 2021. In light of the lack of substantial updates in Mr. Barron’s compensation since that time, the developments in our business and the board of directors’ belief that the compensation of our Chief Executive Officer is critical to align the interests of our Chief Executive Officer with that of our shareholders, our board of directors and its compensation committee engaged in extensive discussions over a significant length of time regarding updates to Mr. Barron’s employment terms. Upon the conclusion of these discussions, the compensation committee and the board of directors approved a new compensation package for Mr. Barron and we entered into a new employment agreement with Mr. Barron on April 16, 2024 (the “2024 Barron Employment Agreement”). Throughout this process, the compensation committee consulted with FW Cook, its independent compensation consultant, and its outside legal counsel and also conferred with Mr. Barron, provided that Mr. Barron was not present during any voting or deliberations on the new compensation package or the 2024 Barron Employment Agreement. Our shareholders approved the new compensation arrangements on an advisory basis at our 2024 annual meeting of shareholders held on May 30, 2024.
The principal economic terms of the 2024 Barron Employment Agreement are summarized below.
Cash Compensation
Annual Salary
Mr. Barron will receive an annual base salary of $750,000, which shall be reviewed annually by our board of directors

Annual Bonus
Mr. Barron will also be eligible for an annual cash bonus, based on achievement of individual performance objectives and achievement of certain company financial results as established by our board of directors, with the target amount set at 75% of his base salary. See above for information on Mr. Barron’s STIP award for 2024 that was paid in RSUs.
Retirement Account Contributions
We will provide Mr. Barron with an additional amount equal to 10% of his base salary per year to be contributed to Mr. Barron’s retirement plan (the “Retirement Benefit”).
Equity Compensation
Signing RSUs
Mr. Barron received a one-time signing bonus award of performance-based restricted stock units for up to 20,000,000 of our common shares, based on the achievement of stock price goals (the “Signing RSUs”).
The Signing RSUs will vest upon our common shares achieving the following closing prices per share, based on the trailing 30-day average price (the “Closing Price”), on or prior to April 16, 2029, subject to Mr. Barron’s continued service with us on the applicable vesting date: one-third of the Signing RSUs vest on achievement of a Closing Price of $7.50; one-third of the Signing RSUs vest on achievement of a Closing Price of $10.00; and one-third of the Signing RSUs vest on achievement of a Closing Price of $12.50 (each subject to equitable adjustment for any stock splits, combinations, reclassifications, stock dividends and the like). Any Signing RSUs that are not vested on or prior to April 16, 2029 will be forfeited.
Mr. Barron shall not be permitted to sell any shares settled upon the vesting of the Signing RSUs until April 16, 2029, at which point all such vested shares shall be freely tradeable by Mr. Barron at his full discretion, subject to compliance with our Insider Trading Policy and applicable laws.
Participation in Annual LTIP
Mr. Barron is also eligible to be considered for annual equity awards under our LTIP at the discretion of the board of directors. See above for information on Mr. Barron’s LTIP award for 2024.
Severance and Change of Control Payments
Severance
In the event that Mr. Barron’s employment is terminated without Cause (as defined in the 2024 Barron Employment Agreement) or if Mr. Barron resigns for Good Reason (as defined in the 2024 Barron Employment Agreement), or in the event that the 2024 Barron Employment Agreement is not renewed by us at the end of any one-year term, Mr. Barron will receive: 18 months of base salary (including the pro rata portion of his Retirement Benefit); 18 months of additional vesting on outstanding equity awards (excluding the Signing RSUs); and a pro-rata bonus for the year of termination.
Change of Control of Company
In the event that, within 24 months following a Change of Control (as defined in the 2024 Barron Employment Agreement), Mr. Barron is terminated without Cause or resigns for Good Reason, or the 2024 Barron Employment Agreement is not renewed by us at the end of any one-year term, in each case, Mr. Barron will be eligible to receive: 24 months of base salary, two times his then target annual bonus and the full vesting of outstanding equity awards (including the Signing RSUs).
The treatment of the Signing RSUs upon a change of control is intended to align Mr. Barron’s interests with the interests of the Company’s other shareholders with respect to evaluating potential change of control offers.

Benefits
Subject to the terms and conditions of our benefit plans, Mr. Barron is entitled to participate in the benefit plans generally available to our employees as amended from time to time (and to receive reimbursement for certain health and medical expenses prior to the adoption of an applicable company plan). We reserved the right to alter, amend, replace or discontinue the group benefit plans it may make available to its employees at any time, with or without notice.
Mr. Barron will also be entitled to reimbursement for certain industry and professional memberships up to $15,000 annually.
Elements of Compensation for Our Other NEOs
As described above, our executive compensation program consists of three principal components: base salary, STIP, and the LTIP. The LTIP consists primarily of RSUs that vest over time based on continued employment and, in some cases, the achievement of performance and market goals.
Summary Compensation Table
The following table shows information concerning the annual compensation for services provided to us by our NEOs for the fiscal years ended December 31, 2024 and 2023.
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Gerard Barron, Chief Executive Officer	2024	696,042	574,234	1,851,557	69,604	3,191,437
	2023	565,000	508,500	1,381,651	150,500	2,605,651
Craig Shesky Chief Financial Officer	2024	500,000	412,500	724,283	50,000	1,686,783
	2023	412,500	309,375	540,468	41,250	1,303,593
Erika Ilves Chief Strategy Officer	2024	487,000	401,775	724,283	48,700	1,661,758
	2023	433,333	325,000	540,468	109,333	1,408,134

(1)
The executives received their entire 2024 STIP bonus in the form of immediately vested RSUs. The number of 2024 STIP RSUs granted was 341,806 units for Gerard Barron, 245,536 units for Craig Shesky and 239,152 units for Erika Ilves. The 2024 STIP RSUs were granted on March 4, 2025, effective as of March 20, 2025, and the number of STIP RSUs issued to each executive was based on the closing price of our common shares on the approval date of $1.68. For the year ended December 31, 2023, we awarded an annual STIP bonus at 75% of target. The executives received their entire 2023 STIP bonus in the form of immediately vested RSUs. The number of STIP RSUs granted for 2023 were 350,690 units for Gerard Barron, 213,362 units for Craig Shesky and 224,138 units for Erika Ilves. The 2023 STIP RSUs were granted on February 29, 2024, effective as of March 20, 2024, and the number of STIP RSUs received by each executive was based on the closing price of our common shares on the grant date of $1.45.

(2)
LTIP stock awards consist of RSUs granted to NEOs for the preceding performance years of 2023 and 2022. Stock awards were granted on February 29, 2024 and March 7, 2023 in respect of the financial years ended December 31, 2023 and December 31, 2022, respectively. The grant date fair value is computed based on the closing market price on the date of grant in accordance with FASB ASC Topic 718, Compensation — Stock Compensation (“ASC 718”).

(3)
Includes pension benefits contributions we made to our NEOs.

Outstanding Equity Awards at 2024 Fiscal Year-End
The following table sets forth certain information regarding outstanding equity awards held by the NEOs as of December 31, 2024.
		Option Awards				Stock Awards
Name	Effective Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)(2)	Market value of shares or units of stock that have not vested ($)(3)
Gerard Barron	9/9/2021	3,473,586	—	0.65	6/1/2028	—	—
	9/9/2021	604,458	2,275,334	0.65	6/1/2028	—	—
	3/20/2023	—	—	—	—	959,480(4)	1,074,618
	3/20/2024	—	—	—	—	1,276,936(4)	1,430,168
	4/16/2024	—	—	—	—	20,000,000(5)	22,400,000
Erika Ilves	9/9/2021	1,099,968	—	0.65	6/1/2028	—	—
	9/9/2021	262,109	1,011,259	0.65	6/1/2028	—	—
	3/20/2023	—	—	—	—	375,325(4)	420,364
	3/20/2024	—	—	—	—	499,505(4)	559,446
Craig Shesky	9/9/2021	405,251	—	8.64	6/1/2028	—	—
	9/9/2021	—	252,814	0.65	6/1/2028	—	—
	3/20/2023	—	—	—	—	375,325(4)	420,364
	3/20/2024	—	—	—	—	499,505(4)	$559,446

(1)
These stock options vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract.

(2)
Does not include RSUs granted on March 4, 2025 (effective as of March 20, 2025) of which 1,598,070 units were granted to Gerard Barron, 625,125 units were granted to Craig Shesky and 625,125 units were granted to Erika Ilves.

(3)
Market value of shares based on the closing market share price at December 31, 2024 of $1.12.

(4)
Stock award was granted as RSUs, which vest one third on each anniversary of the effective grant date.

(5)
Stock award was granted as RSUs, which vest as follows: (i) 1/3rd of the RSU vests if the closing price per share based on the trailing 30-day is $7.50, (i) 1/3rd of the RSU vests if the closing price per share based on the trailing 30-day is $10.00 and (i) 1/3rd of the RSU vests if the closing price per share based on the trailing 30-day is $12.50.

Other Compensation and Benefits
We believe that establishing a competitive benefit package consistent with companies with which we compete for employees is an important factor in attracting and retaining talented employees. Thus, we provide our NEOs with employee benefits on the same basis as offered to our full time non-executive employees, including health and dental benefits and a 401(k) plan (or equivalent as determined by employee’s jurisdiction of employment).
Employment Arrangements
We have employment agreements with our NEOs, the material terms of which are described below. In addition, each NEO has agreed to non-competition, non-solicitation and non-interference covenants that apply during the term of employment and for 12 months thereafter, as well as assignment of intellectual property and confidentiality obligations, each as set forth in his or her respective employment agreement.
Mr. Barron began his current position as our Chief Executive Officer in January 2018 with DeepGreen. Mr. Shesky began his current position as our Chief Financial Officer in May 2021 with DeepGreen. Ms. Ilves began her current position as our Chief Strategy Officer in September 2021 and held previous positions with DeepGreen before the closing of the going-public business combination transaction in September 2021.
Gerard Barron
On April 16, 2024, we entered into a new employment agreement with Mr. Barron (the “2024 Barron Employment Agreement”) that replaced and superseded his previous employment agreement with us entered into in 2018. Under the 2024 Barron Employment Agreement, Mr. Barron’s annual base salary will be $750,000, and will be reviewed annually by our board of directors. Under the 2024 Barron Employment Agreement, Mr. Barron will also be eligible for an annual cash bonus, based on achievement of individual performance objectives and achievement of certain company financial results as established by our board of directors, with the target amount of his annual bonus set at 75% of his base salary, payable at the discretion of the board of directors. In addition, in connection with entering into the 2024 Barron Employment Agreement, we granted Mr. Barron a one-time signing bonus award of performance- based restricted stock units (the “Signing RSUs”) with respect to 20,000,000 of our common shares. The Signing RSUs will vest upon our common shares achieving the following closing prices per share, based on the trailing 30-day average price (the “Closing Price”), on or prior to April 16, 2029, subject to Mr. Barron’s continued service with us on the applicable vesting date: one-third of the Signing RSUs vest on achievement of a Closing Price of $7.50; one-third of the Signing RSUs vest on achievement of a Closing Price of $10.00; and one-third of the Signing RSUs vest on achievement of a Closing Price of $12.50 (each subject to equitable adjustment for any stock splits, combinations, reclassifications, stock dividends and the like). Pursuant to the 2024 Barron Employment Agreement, Mr. Barron has agreed not to sell any of the common shares issuable upon vesting of the Signing RSUs until after the fifth anniversary of entering into the 2024 Barron Employment Agreement. In addition, under the 2024 Barron Employment Agreement, Mr. Barron is eligible to participate in the company’s benefit plans (and to receive reimbursement for certain health and medical expenses prior to the adoption of an applicable company plan). In addition, we will provide Mr. Barron with an additional amount equal to 10% of his base salary per year to be contributed to Mr. Barron’s retirement plan (the “Retirement Benefit”). Mr. Barron is also eligible to be considered for annual equity awards under our LTIP. The 2024 Barron Employment Agreement has an initial term of one year and automatically renews for additional one-year terms unless employment is terminated by us or by Mr. Barron.
In the event that Mr. Barron’s employment is terminated without Cause (as defined in the 2024 Barron Employment Agreement) or if Mr. Barron resigns for Good Reason (as defined in the 2024 Barron Employment Agreement), or in the event that the 2024 Barron Employment Agreement is not renewed by us at the end of any one-year term, Mr. Barron will receive: 18 months of base salary (including the pro rata portion of his Retirement Benefit); 18 months of additional vesting on outstanding equity awards (excluding the Signing RSUs); and a pro-rata bonus for the year of termination. In the event that, following a Change of Control (as defined in the 2024 Barron Employment Agreement), Mr. Barron is terminated without Cause or resigns for Good Reason or in the event that the 2024 Barron Employment Agreement is not renewed by us at the end of any one-year term, in each case, within 24 months following the Change of Control, Mr. Barron will be eligible to receive: 24 months of base salary, two times his then target annual bonus and the full vesting of outstanding equity awards (including the Signing RSUs).
Erika Ilves
In November 2022, our subsidiary DeepGreen Metals UAE entered into an amended and restated employment agreement with Erika Ilves in connection with her continued role as our Chief Strategy Officer with an effective date of May 9, 2022 (the “Ilves Employment Agreement”). Under the Ilves Employment Agreement, Ms. Ilves receives an annual base salary of $487,000, which is reviewed annually by the board of directors. Ms. Ilves is also eligible to participate in our LTIP, subject to the combination of her achieving certain individual performance objectives, and achievement of certain company-based financial results. Ms. Ilves is eligible to participate in our benefit plans and to be considered for an annual performance incentive bonus targeted under our STIP at 50% of her annual base salary, to be granted at the discretion of the board of directors on a year-to-year basis (the “Employment Bonus”). The Ilves Employment Agreement has an indefinite term.

In general, during her employment and for a period of six months thereafter, Ms. Ilves is prohibited from (a) competing with us within the Clarion Clipperton Zone; (b) soliciting our customers for a competing business; and (c) soliciting our employees for a competing business. In the event that Ms. Ilves’ employment is terminated without “Cause” as defined in the Ilves Employment Agreement or if Ms. Ilves resigns for “Good Reason” as defined in the Ilves Employment Agreement, Ms. Ilves will receive (a) a payment equal to 6 months of her then annual base salary plus a pro-rata portion of the Employment Bonus; (b) subject to the approval of the board of directors, an extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; (c) if applicable, an end of service gratuity in accordance with local law; and (d) continued payment of the premiums required to maintain Ms. Ilves’ participation in the benefits plans in which she participates for the minimum period required by applicable law.
In the event that Ms. Ilves’ employment is terminated without “Cause” or if Ms. Ilves resigns for “Good Reason” following the resignation, termination, or replacement of our Chief Executive Officer, Ms. Ilves will receive (a) a payment equal to 9 months of her then base salary in lieu of notice plus 1 month’s pay in lieu of notice for each completed year of service following the start date to a maximum of 18 months; (b) allowance for the immediate vesting of all unvested restricted stock units that would have vested during the 12 month period following the termination date; (c) subject to the approval of the board of directors, extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; (d) pro-rata payment of the Employment Bonus; and (e) continued payment of the premiums required to maintain Ms. Ilves’ participation in the benefits plans in which she participates for the minimum period required by applicable law.
In the event that, within 24 months following a “Change of Control” as defined in the Ilves Employment Agreement, Ms. Ilves’ employment is terminated without “Cause” or if Ms. Ilves resigns for “Good Reason”, Ms. Ilves will receive (a) a payment equal to 12 months of her then annual base salary; (b) 1.5 times the Employment Bonus paid for the previous year; and (c) immediate vesting of all unvested equity awards, subject to Ms. Ilves agreeing that the non-competition period described above be extended to 12 months from the date of termination.
Craig Shesky
On May 6, 2022, our subsidiary, The Metals Company USA, LLC (formerly known as DeepGreen Resources, LLC), entered into an amended and restated employment agreement with Mr. Shesky in connection with his continued role as our Chief Financial Officer, a role he started in May 2021 with DeepGreen (the “Shesky Employment Agreement”). Under the Shesky Employment Agreement, Mr. Shesky receives an annual base salary of $500,000, which will be reviewed annually by our Chief Executive Officer. In addition, Mr. Shesky is eligible to participate in our LTIP, subject to the combination of his achieving certain individual performance objectives, and achievement of certain company-based financial results. Mr. Shesky is eligible to participate in our benefit plans and to be considered for an annual performance incentive bonus targeted at 75% of his annual base salary, to be granted at the discretion of the board of directors on a year-to-year basis (the “Shesky Employment Bonus”). The Shesky Employment Agreement has an indefinite term.
In general, during his employment and for a period of six months thereafter, Mr. Shesky is prohibited from (a) competing with us within North America; (b) soliciting our customers for a competing business; and (c) soliciting our employees for a competing business.
In the event that Mr. Shesky’s employment is terminated without “Cause” as defined in the Shesky Employment Agreement or if Mr. Shesky resigns for “Good Reason” as defined in the Shesky Employment Agreement, Mr. Shesky will receive (a) a payment equal to 6 months of his then annual base salary plus a pro-rata portion of the Shesky Employment Bonus; (b) subject to the approval of the board of directors, an extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; and (c) continued payment of the premiums required to maintain Mr. Shesky’s participation in the benefits plans in which he participates for the minimum period required by applicable law.

In the event that Mr. Shesky’s employment is terminated without “Cause” or if Mr. Shesky resigns for “Good Reason” following the resignation, termination, or replacement of our Chief Executive Officer, Mr. Shesky will receive (a) a payment equal to 9 months of his then base salary in lieu of notice plus 1 month’s pay in lieu of notice for each completed year of service following the start date to a maximum of 18 months; (b) allowance for the immediate vesting of all unvested restricted stock units that would have vested during the 12 month period following the termination date; (c) subject to the approval of the board of directors, extension of the expiry up to 12 months from the termination date of options that vest based on the achievement of certain company-based milestones; (d) pro-rata payment of the Shesky Employment Bonus; and (e) continued payment of the premiums required to maintain Mr. Shesky’s participation in the benefits plans in which he participates for the minimum period required by applicable law.
In the event that, within 24 months following a “Change of Control” as defined in the Shesky Employment Agreement, Mr. Shesky’s employment is terminated without “Cause” or if Mr. Shesky resigns for “Good Reason”, Mr. Shesky will receive (a) a payment equal to 12 months of his then annual base salary; (b) 1.5 times the Shesky Employment Bonus paid for the previous year; and (c) immediate vesting of all unvested equity awards, subject to Mr. Shesky agreeing that the non-competition period described above be extended to 12 months from the date of termination.
Employee Benefits
Our NEOs participate in employee benefit programs available to our employees generally.
Stock Compensation Plans and Awards
DeepGreen Plan
As a consequence of the going-public business combination in September 2021, each option to purchase DeepGreen common shares outstanding under the DeepGreen Metals Inc. Stock Option Plan, as amended (the “DeepGreen Plan”), whether vested or unvested, that was outstanding immediately prior to the closing of the business combination (the “Effective Time”) became an option (vested or unvested, as applicable) to purchase a number of our common shares equal to the number of DeepGreen common shares subject to such option immediately prior to the Effective Time as adjusted for the per share consideration in the business combination, rounded down to the nearest whole number of shares, at an exercise price per share equal to the exercise price per share of such option immediately prior to the Effective Time as adjusted for the per share consideration in the business combination, rounded up to the nearest whole cent, as well as a certain number of Class A through H special shares.
The board of directors is authorized to administer the DeepGreen Plan. No further awards will be granted pursuant to the DeepGreen Plan.
Upon any time when an option granted under the DeepGreen Plan remains unexercised with respect to any common shares (and any applicable special shares) and a transaction is proposed that the majority of the board of directors determines is reasonably likely to be considered a Change of Control Event, as defined by the DeepGreen Plan (a “Change of Control Event”), then the board of directors, in its sole discretion, may require that: (i) the vesting of the option be accelerated and the time for the fulfilment of any conditions or restrictions on such vesting; (ii) the option be exercised (whether or not such option has vested) at any time up to and including (but not after) the effective time of the Change of Control Event, and any options not exercised by the effective time of the Change of Control Event will be deemed to have expired; (iii) the option, if acceptable by the holder, be cancelled for a cash payment equal to the difference between (y) the closing price of such shares on a trading day that is a determined number of days prior to the effective time of the Change of Control Event and (z) the price of the option; or (iv) the option be exchanged for an option to acquire the number of securities as are distributed to the securityholders in the Change of Control Event equal to (y) the exchange ratio of the shares multiplied by (z) the number of shares subject to such option immediately prior to the effective time of the Change of Control Event, provided that any such replacement option survives for a period of not less than one year from the effective time of the Change of Control Event, regardless of the continuing directorship, officership or employment of the holder.

The board of directors may amend, suspend, or terminate the DeepGreen Plan at any time. The board of directors must obtain shareholder approval of any plan amendment to the extent required by the DeepGreen Plan.
2021 Incentive Equity Plan
See “Proposal No. 1” beginning on page 25 below for a description of our 2021 Incentive Equity Plan and the proposed amendment to this plan.
Policies and Practices Related to the Grant of Certain Equity Awards
LTIP and other incentive awards for 2024 were made on February 26, 2025 at a regularly scheduled meeting of the compensation committee, and the compensation committee anticipates continuing to grant LTIP awards generally in February of each year going forward. The compensation committee and the board of directors does not time the grant of equity compensation with regards to the release of material nonpublic information, whether or not that information may favorably or unfavorably impact the price of our common shares. Similarly, we do not time the release of material nonpublic information based on equity award grant dates. Equity awards for the executive officers, including our Chief Executive Officer, are approved by the compensation committee. We did not grant options to any of our executive officers during 2024.
Stock Ownership Guidelines
We have stock ownership guidelines for non-employee directors and our senior executive officers. Our stock ownership guidelines require that within five years of their hire date (or date of promotion to executive officer), non-employee directors and executive officers acquire and maintain ownership of our common shares at different multiples of their annual board retainer or annual base salary depending upon position. Common shares owned include shares owned directly, shares owned indirectly (e.g., by a spouse or trust), shares represented by amounts invested in a 401(k) plan or deferred compensation plan we maintain, time-vested restricted stock, restricted stock units or phantom stock, but exclude unexercised options and unearned performance shares. Each non-employee director has an ownership requirement of two (2) times their annual retainer. The Chief Executive Officer has an ownership requirement of three (3) times base salary. The Chief Financial Officer has an ownership requirement of one (1) time base salary. The remaining officers covered by the policy have ownership requirements of one half (1/2) times their base salary.
As of December 31, 2024, all of our non-employee directors and each executive officer covered by the policy met their ownership thresholds or are within the initial five-year grace period to meet their ownership threshold.
Our board of directors may revoke or modify these guidelines at any time.
Clawback Policy
We believe that it is in our best interests and that of our shareholders to create and maintain a culture that emphasizes integrity and accountability and therefore, in compliance with SEC and Nasdaq rules, we adopted a clawback policy that is administered by the compensation committee and which provides for the recoupment of certain executive compensation in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws. Our clawback policy provides for the mandatory reimbursement or recovery, from current and former officers, of excess incentive-based compensation that was erroneously awarded during the three years preceding the date that we are required to prepare certain accounting restatements of our financial statements.
As previously disclosed, in March 2024, we identified errors in the financial statements and related disclosures in our Quarterly Reports on Form 10-Q for the quarter ended March 31, 2023, for the six months ended June 30, 2023 and nine months ended September 30, 2023 and revised these financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023, after which, management concluded that no adjustments to executive compensation were required because no compensation was paid to the executive officers under performance-based compensation awards pursuant to any performance goals impacted by the revisions and, therefore, that there was no excess incentive-based compensation to recover.
Director Compensation
Our Board of Directors
Our board of directors currently consists of ten members, Gerard Barron (Chairman and Chief Executive Officer), Andrew Greig (Lead Independent Director; Compensation Committee), Andrew Hall (Audit Committee Chairperson), Michael Hess, Stephen Jurvetson, Andrei Karkar (Compensation Committee Chairperson; Nominating and Corporate Governance Committee), Sheila Khama (Audit Committee; Nominating and Corporate Governance Committee; Sustainability and Innovation Committee), Christian Madsbjerg (Audit Committee; Nominating and Corporate Governance Committee Chairperson; Sustainability and Innovation Committee), Brendan May (Sustainability and Innovation Committee Chairperson) and Alex Spiro. Six of the ten members of the board of directors are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements and rules of the Nasdaq: Messrs. Greig, Hall, Karkar, Madsbjerg and May and Ms. Khama. Amelia Kinahoi Siamomua, whom served on the Sustainability and Innovation Committee, was not up for re-election at the 2025 annual meeting of shareholders held on May 29, 2025 and her term as a director ended on the date of the 2025 annual meeting.
Non-Employee Director Compensation Policy
On September 9, 2021, we adopted a non-employee director compensation policy. Pursuant to the policy, the annual cash retainer for non-employee directors is $90,000. Annual cash retainers for committee membership are as follows:
Position	Retainer
Lead independent director	$30,000
Audit committee chairperson	$22,500
Audit committee member	$7,500
Compensation committee chairperson	$15,000
Compensation committee member	$5,000
Nominating and corporate governance committee chairperson	$15,000
Nominating and corporate governance committee member	$5,000
Sustainability and innovation committee chairperson	$15,000
Sustainability and innovation committee member	$5,000
These fees are payable in arrears in quarterly installments as soon as practicable following the last business day of each fiscal quarter, provided that the amount of such payment will be prorated for any portion of such quarter that a director is not serving on the board of directors, on such committee or in such position. In the fourth quarter of 2024, the majority of our directors agreed to a temporary change in the method of payment of their annual cash retainers beginning on October 1, 2024 and elected to receive RSUs in lieu of their cash retainers. The number of RSUs granted in May 2025 was calculated by dividing the deferred cash compensation by the closing share price on the date of our 2025 annual meeting of shareholders on May 29, 2025 and these RSUs vested immediately and were granted on the day following the 2025 annual meeting of shareholders.
Non-employee directors are also reimbursed for reasonable out-of-pocket business expenses incurred in connection with attending meetings of the board of directors and any committee of the board of directors on which they serve and in connection with other business related to the board of directors. Directors may also be reimbursed for reasonable out-of-pocket business expenses in accordance with our travel and other expense policies, as may be in effect from time to time.

Initial Grant
In addition, we grant to new non-employee directors upon their initial election to the board of directors a number of RSUs (each RSU relating to one share of common shares), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the common shares on Nasdaq on the date of the grant (rounded down to the nearest whole share), on the first business day after the date that the non-employee director is first appointed or elected to the board of directors. Each of these grants shall vest in equal annual installments over three years from the date of the grant, subject to the non-employee director’s continued service as a director on the applicable vesting dates.
Annual Grant
We also grant each non-employee director annually a number of RSUs (each RSU relating to one common share), having an aggregate fair market value equal to $100,000, determined by dividing (A) $100,000 by (B) the closing price of the common shares on the Nasdaq on the date of the grant (rounded down to the nearest whole share), each year on the first business day after our annual meeting of shareholders (the “Annual Grant”); provided, however, that if there has been no annual meeting of shareholders held by the first business day of the third fiscal quarter, we make the Annual Grant to each non-employee director on the first business day of the third fiscal quarter of such year.
Director Compensation Tables
The table below summarizes the compensation of each person serving as a non-employee director of TMC for the fiscal year ended December 31, 2024. Gerard Barron, our Chief Executive Officer, did not receive any additional compensation for his service as a director of TMC in 2024. The compensation of Mr. Barron as a NEO is set forth above under “Summary Compensation Table.”
Name	Fees Earned ($)	Stock Awards ($)(1)	Total ($)
Andrew Hall	$106,236	$100,000	$206,236
Sheila Khama	$108,764	$100,000	$208,764
Andrei Karkar	$110,000	$100,000	$210,000
Amelia Kinahoi Siamomua	$95,000	$100,000	$195,000
Christian Madsbjerg	$114,368	$100,000	$214,368
Andrew Greig	$125,000	$100,000	$225,000
Brendan May	$61,154	$200,000(2)	$261,154

(1)
The Annual Grant consists of 68,027 RSUs granted during the year ended December 31, 2024. The grant date fair value is computed based on the closing market price on the date of grant in accordance with ASC 718.

(2)
Mr. May’s stock awards include the value of his Initial Grant on joining the board and his Annual Grant both issued in 2024.

The following lists all outstanding equity awards held by our non-employee directors as of December 31, 2024:
Name	Aggregate Number of Shares Underlying Outstanding Options(1)	Number of Shares or Units of Stock That Have Not Vested(2)
Andrew Hall		68,027
Sheila Khama		68,027
Andrei Karkar	769,020	68,027
Amelia Kinahoi Siamomua		68,027
Christian Madsbjerg	716,916	68,027
Andrew Greig	716,916	99,773
Brendan May		136,054(3)

(1)
Consists of STIP options granted under the DeepGreen Plan which are fully vested, and have an exercise price ranging from $0.52 to $2.60 and expiration date between January 27, 2026 to June 30, 2028 and LTIP options granted under the DeepGreen Plan which vest as follows, subject to continued service through each vesting threshold: (i) 25% if our market capitalization equals or exceeds $3.0 billion; (ii) 35% if our market capitalization equals or exceeds $6.0 billion; (iii) 20% if the International Seabed Authority grants us an exploitation contract; and (iv) 20% upon the commencement of the first commercial production following the grant of the exploitation contract. LTIP options have an exercise period of $0.65 and expiration date of June 1, 2028.

(2)
Consists of RSUs for Initial Grants, which vests in thirds on each anniversary of the grant date, and RSUs for Annual Grants which vest on the date of TMC’s annual general meeting following the grant date.

(3)
Does not include 17,241 RSUs granted to Mr. May pursuant to his previous consulting agreement with us that vested on March 1, 2025.

Pursuant to the terms of their respective consulting agreements, Messrs. Hess, Jurvetson and Spiro each waived his right to any compensation he may have been entitled to for serving on the board of directors, including under our non-employee director compensation policy. Under his June 2025 consulting agreement with us, Mr. Hess provides strategic advisory services to us for a term of five years and we granted Mr. Hess options to purchase up to an aggregate of 5,000,000 common shares, with a five-year term and an exercise price of $4.66, a 10% premium to the fair market value of the common shares on the date of grant under the 2021 Incentive Equity Plan, which vest based upon achievement of certain market-based performance thresholds provided that Mr. Hess is providing services to us at such time, and have agreed to grant Mr. Hess up to an aggregate of 7,737,530 restricted stock units under the 2021 Incentive Equity Plan, which will vest over time or based upon the achievement of certain market-based performance thresholds provided that Mr. Hess is providing services to us at such time, which options and restricted stock units are subject to shareholder approval of the increase in the number of common shares reserved for issuance under the plan set forth in Proposal No. 1 in this proxy statement. Under his April 2024 consulting agreement with us, Mr. Jurvetson serves as a special advisor to our Chief Executive Officer for a term of five years and we granted Mr. Jurvetson a stock option to purchase 3,440,000 common shares, with a seven-year term and an exercise price of $1.71, the fair market value of the common shares on the date of grant under the 2021 Incentive Equity Plan, which shall vest in three equal annual installments on the first, second and third anniversary of the date of grant of the option provided that Mr. Jurvetson is providing services to us at such time. Under his June 2025 consulting agreement with us, Mr. Spiro provides strategic advisory services to us for a term of four years and we have agreed to grant Mr. Spiro 1,750,000 restricted stock units under the 2021 Incentive Equity Plan, which are subject to shareholder approval of the increase in the number of common shares reserved for issuance under the plan set forth in Proposal No. 1 in this proxy statement and will vest on the fourth anniversary of the date of his consultant agreement provided that Mr. Spiro is providing services to us at such time.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2024.
	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	62,198,105(1)	$1.21(2)	10,648,622(3)
Equity compensation plans not approved by security holders	—	—	—
Total	62,198,105	$1.21	10,648,622

(1)
Consists of (i) 23,945,450 shares to be issued upon exercise of outstanding options under the DeepGreen Plan, (ii) 34,312,655 shares to be issued upon settlement of outstanding RSUs under the 2021 Incentive Equity Plan and (iii) 3,940,000 shares to be issued upon exercise of outstanding options under the 2021 Incentive Equity Plan, and excludes shares issued under the 2021 Employee Stock Purchase Plan, and shares issued upon exercise of stock options and settlement of RSUs. Does not include 14,106,452 common shares reserved for issuance upon the conversion of the special shares issuable upon exercise of the outstanding options under the DeepGreen Plan.

(2)
Consists of the weighted-average exercise price of the 23,945,450 options outstanding under the DeepGreen Plan and 3,940,000 options under the 2021 Incentive Equity Plan on December 31, 2024.

(3)
Consists 10,648,622 shares under the 2021 Employee Stock Purchase Plan that remained available for future issuance as of December 31, 2024. No shares remained available for future awards issuance under the DeepGreen Plan as of December 31, 2024.

The 2021 Incentive Equity Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2021 Incentive Equity Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022 and ending on the tenth anniversary of the closing of the going-public business combination transaction in September 2021. The evergreen provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 4% of the number of outstanding common shares on such date and (ii) an amount determined by the plan administrator. We are seeking shareholder approval of an amendment to the 2021 Incentive Equity Plan to increase the number of shares reserved for issuance under the plan by 40,000,000 common shares — see “Proposal No. 1” below.
The 2021 Employee Stock Purchase Plan has an annual increase provision that allows for an annual increase in the number of shares available for issuance under the 2021 Employee Share Purchase Plan to be added on the first day of each fiscal year, beginning in fiscal year 2022. The annual increase provision provides for an automatic increase in the number of shares available for issuance equal to the lesser of (i) 1% of the number of outstanding common shares on such date and (ii) an amount determined by the board of directors.

PROPOSAL NO. 1
APPROVAL OF AN ORDINARY RESOLUTION APPROVING AN AMENDMENT TO OUR 2021 INCENTIVE EQUITY PLAN TO INCREASE THE SHARE POOL FOR EQUITY INCENTIVE GRANTS UNDER THE PLAN
(Notice Item 1)
Overview
Our board of directors is requesting that our shareholders approve an ordinary resolution to approve an amendment our 2021 Incentive Equity Plan, which amendment was approved by the board of directors on July 8, 2025 and is subject to approval by our shareholders at the Special Meeting. If this Proposal No. 1 is approved, the number of common shares reserved for issuance under the 2021 Incentive Equity Plan will be increased by 40,000,000 common shares from 70,262,856 common shares to 110,262,856 common shares. Without this increase, as of June 16, 2025, 163,526 common shares remained available for future issuance under the 2021 Incentive Equity Plan.
As of June 16, 2025, there were 36,831,645 common shares underlying restricted stock units outstanding and 11,190,000 common shares underlying options with a weighted average exercise price of $3.42 and a weighted average remaining term of approximately 5.17 years, 6,500,000 of such options with exercise prices of $4.66 and remaining terms of approximately five years are subject to shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in this Proposal No. 1. In addition, we have committed to granting an aggregate of an additional 11,915,677 restricted stock units that are subject to shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in this Proposal No. 1. See “New Plan Benefits” below for additional information about these options and restricted stock units.
Accordingly, we are seeking approval to increase the aggregate number of common shares available for the grant of awards under the 2021 Incentive Equity Plan by an additional 40,000,000 common shares. Without approval of this amendment to increase the common shares authorized under the 2021 Incentive Equity Plan, we will not be able to honor our previous grant of options to purchase 6,500,000 common shares and commitment to grant 11,915,677 restricted stock units that are subject to shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in this Proposal No. 1.
The 2021 Incentive Equity Plan was approved by our board of directors and shareholders in 2021 and amended by our board of directors in 2024 and again on July 8, 2025 to increase the aggregate number of common shares available for awards under the 2021 Incentive Equity Plan by an additional 40,000,000 common shares. The July 2025 amendment to increase the number of common shares available for grant under the 2021 Incentive Equity Plan is being submitted for approval at the Special Meeting in order to ensure that we have an adequate number of common shares available for issuance in order to grant equity incentive compensation awards to our employees, consultants and directors pursuant to our compensation programs and to fulfill commitments we have made with respect to options and restricted stock awards that are subject to shareholder approval of this amendment. Approval by our shareholders of this amendment to the 2021 Incentive Equity Plan is required by the listing rules of Nasdaq and, therefore, the terms of the 2021 Incentive Equity Plan. In addition, shareholder approval is required in order to ensure favorable U.S. federal income tax treatment for grants of incentive stock options to U.S. taxpayers under Section 422 of the Internal Revenue Code of 1986, as amended.
We believe that the effective use of equity compensation provides our employees, consultants and directors with meaningful incentives and rewards, while effectively balancing the long-term interests of our shareholders with our ability to attract and retain talented individuals to drive our company forward. Our use of equity in our LTIP for employees and executive officers is primarily designed to reinforce and drive shareholder value, incentivize and retain our executives over a multi-year period and to reward the achievement of our long-term financial and strategic objectives. We also believe that the use of equity in attracting qualified and experienced consultants and directors who can bring additional experience and knowledge to our company and board of directors is essential as we are focusing on obtaining a commercial recovery permit under the U.S. regulatory regime and preparing for potential commercialization. Over the last few years, (a) we have used performance-based equity awards as a significant part of the compensation package for our Chairman and Chief Executive Officer in part to ensure we retain Mr. Barron’s leadership over the long term, which compensation was approved by our shareholders on an advisory basis at our 2024 annual meeting of shareholders held on May 30, 2024, (b) used equity awards to attract the services of key, industry-leading individuals as consultants and members of our board of directors to help us as we look to transform the U.S.’s supply of the four critical metals found in seafloor polymetallic nodules, which some of these awards and commitments to issue equity are subject to approval of the amendment to the 2021 Incentive Equity Plan set forth in this Proposal No. 1, and (c) made “cash” compensation payments to our employees, directors and consultants in equity to help conserve cash. The approval of the increase in the number of common shares reserved for issuance under the 2021 Incentive Equity Pan will allow us to continue to attract, retain and compensate essential personnel as we move our industry forward.
A complete copy of the 2021 Incentive Equity Plan, as it is proposed to be amended, is attached as Appendix A to this proxy statement and is available for inspection by shareholders at our registered and records office during statutory business hours until the date of the Meeting at: 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3.
Accordingly, our board of directors believes approval of the amendment to the 2021 Incentive Equity Plan is in our best interests and those of our shareholders and recommends a vote “FOR” the approval of the following resolution approving the amendment to the 2021 Incentive Equity Plan.
BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
The 2021 Inventive Equity Plan of TMC the metals company Inc. (the “Company”) as amended, in the form attached as Appendix A to the proxy statement dated July 18, 2025 of the Company be and is hereby authorized and approved and any one director or officer of the Company be and is hereby authorized and directed to perform all such acts, deeds and things and execute all such documents and other instruments as may be required to give effect to the intent of this resolution.
Summary of the Material Features of the 2021 Incentive Equity Plan
The following summary of the material features of the 2021 Incentive Equity Plan is qualified in its entirety by reference to the copy of the 2021 Incentive Equity Plan attached as Appendix A to this proxy statement.
Eligibility
The 2021 Incentive Equity Plan allows for grants, under the direction of the board of directors or compensation committee, as the plan administrator, of stock options, stock appreciation rights, restricted stock awards, stock awards, restricted share units and other stock or equity-related cash-based awards to employees, consultants and non-employee directors who, in the opinion of the plan administrator, are in a position to make a significant contribution to our long-term success. All of our employees, non-employee directors and consultants and of our affiliates will be eligible to participate in the 2021 Incentive Equity Plan. As of July 3, 2025, all 31 of our employees, 41 of our consultants and nine of our non-employee directors were eligible participants in the 2021 Incentive Equity Plan.
Shares Available for Issuance
The 2021 Incentive Equity Plan provides for the issuance of up to an aggregate of 110,262,856 common shares, including the additional 40,000,000 common shares for which we are seeking shareholder approval at the Special Meeting, provided that 2,243,853 of the common shares available under the 2021 Incentive Equity Plan will only be available to our non-employee directors. Notwithstanding the foregoing, the number of future shares that may be issued will increase automatically on the first day of each fiscal year during the period beginning with fiscal year 2022 and ending on the tenth anniversary of the closing of going-public business combination transaction in September 2021, equal to the lesser of (a) 4% of the number of outstanding Common Shares on such date, and (b) an amount determined by the plan administrator. See “Overview” above for additional information about the number of shares available for issuance, outstanding awards and awards we are committed to granting under the 2021 Incentive Equity Plan. There were initially 24,682,386 common shares reserved for issuance under the

2021 Incentive Equity Plan and 45,580,470 additional common shares were added to the plan reserve through this annual increase provision prior to the 40,000,000 common share increase to the plan reserve for which we are now seeking shareholder approval.
Generally, common shares reserved for awards under the 2021 Incentive Equity Plan that lapse or are forfeited or cancelled will be added back to the share reserve available for future awards. However, shares delivered to or withheld to pay withholding taxes or any applicable exercise price will not be available for issuance under the 2021 Incentive Equity Plan. In addition, any shares repurchased on the open market using exercise price proceeds will not be available for issuance under the 2021 Incentive Equity Plan.
The aggregate grant date fair value of shares granted to any non-employee director under the 2021 Incentive Equity Plan and any other cash compensation paid to any non-employee director for director services in any calendar year may not exceed $500,000; increased to $750,000 in the year in which such non-employee director initially joins the board of directors. These $500,000 and $750,000 limitations are determined without regard to amounts paid to a non-employee director during any period in which such individual was an employee or consultant (other than grants of awards paid for service in their capacity as a non-employee director), and any severance and other payments, such as consulting fees, paid to a non-employee director for such director’s prior or current service to us or an affiliate of ours other than serving as a director, shall not be taken into account in applying such limitations.
Stock Options
The terms and conditions of our ability to grant stock options are governed by the 2021 Incentive Equity Plan. Notably, we have established a sub-plan to the 2021 Incentive Equity Plan (the “U.S. Sub- Plan”) for the purpose of granting stock options to employees who are residents of the United States or who are or may become subject to U.S. tax. Stock options granted under the U.S. Sub-Plan may either be incentive stock options, which are intended to satisfy the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended, or non-qualified stock options. Incentive stock options may be granted to our and our affiliates’ employees, and the aggregate fair market value of a common share determined at the time of grant with respect to incentive stock options that are exercisable for the first time by a participant during any calendar year may not exceed $100,000. Non-qualified options may be granted to our employees, non-employee directors and consultants and our affiliates. If an incentive stock option is granted to an individual who owns 10% or less of the combined voting power of all classes of our stock or our affiliate, the exercise price of the stock option may not be less than 100% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than ten years. If an incentive stock option is granted to an individual who owns more than 10% of the combined voting power of all classes of our stock of or our affiliate, the exercise price of the stock option may not be less than 110% of the fair market value of the common shares on the date of grant, and the term of the stock option may not be longer than five years.
Award agreements for stock options include rules for exercise of the stock options after termination of service. Options may not be exercised unless they are vested, and no option may be exercised after the end of the term set forth in the award agreement. Generally, stock options will be exercisable for three months after termination of service for any reason other than death or total and permanent disability, and for one (1) year after termination of service on account of death or total and permanent disability but will not be exercisable if the termination of service was due to cause.
Restricted Stock
Restricted stock that is subject to restrictions, including a prohibition against transfer and a substantial risk of forfeiture, until the end of a “restricted period” during which the grantee must satisfy certain time or performance-based vesting conditions. If the grantee does not satisfy the vesting conditions by the end of the restricted period, the restricted stock is forfeited. During the restricted period, the holder of restricted stock has the rights and privileges of a regular shareholder, except that generally dividend equivalents may accrue but will not be paid during the restricted period, and the restrictions set forth in the applicable award agreement apply. For example, the holder of restricted stock may vote the restricted shares, but he or she may not sell the shares until the restrictions are lifted.

Restricted Share Units
Restricted share units vest in accordance with terms and conditions established by the plan administrator and when the applicable restrictions lapse, the grantee will be entitled to receive a payout in cash, shares or a combination thereof based on the number of restricted share units as specified in the award agreement. Dividend equivalents may accrue but will not be paid prior to and only to the extent that, the restricted stock unit award vests. The holder of restricted share units does not have the rights and privileges of a regular shareholder, including the ability to vote the restricted share units.
Other Share-Based Awards and Performance-Based Awards
The 2021 Incentive Equity Plan also authorizes the grant of other types of share-based compensation including, but not limited to, share appreciation rights and unrestricted share awards. The plan administrator may award such share-based awards subject to such conditions and restrictions as it may determine. We may grant an award conditioned on satisfaction of certain performance criteria. Such performance-based awards also include performance-based restricted shares and restricted share units.
Any dividends or dividend equivalents payable or credited to a participant with respect to any unvested performance-based award will be subject to the same performance goals as the shares or units underlying the performance-based award.
Plan Administration
In accordance with the terms of the 2021 Incentive Equity Plan, the board of directors may administer the 2021 Incentive Equity Plan or authorize the compensation committee to administer the 2021 Incentive Equity Plan. The compensation committee may delegate part of its authority and powers under the 2021 Incentive Equity Plan to one or more of our directors and/or officers, but only the compensation committee can make awards to participants who are subject to the reporting and other requirements of Section 16 of the Exchange Act. In accordance with the provisions of the 2021 Incentive Equity Plan, the plan administrator determines the terms of awards, including, which employees, directors and consultants will be granted awards, the number of shares subject to each award, the vesting provisions of each award, the termination or cancellation provisions applicable to awards, and all other terms and conditions upon which each award may be granted in accordance with the 2021 Incentive Equity Plan.
In addition, the plan administrator may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is not prohibited by the 2021 Incentive Equity Plan and does not require shareholder approval under the rules of Nasdaq, and (ii) any such amendment will be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Stock Dividends and Stock Splits
If the common shares are subdivided or combined into a greater or smaller number of shares or if we issue any common shares as a stock dividend, the number of common shares deliverable upon exercise of an option issued or upon issuance of an award will be appropriately increased or decreased proportionately, and appropriate adjustments will be made in the exercise price per share of stock options or purchase price, if any, and performance goals applicable to performance-based awards, if any, to reflect such subdivision, combination or stock dividend.
Corporate Transactions
Upon a merger or other reorganization event, the plan administrator or the board of directors of any entity assuming our obligations may take any one or more of the following actions pursuant to the 2021 Incentive Equity Plan, as to some or all outstanding options and awards:
•
provide that all outstanding options will be assumed or substituted by the successor corporation;

•
upon written notice to a participant, provide that the participant’s unexercised options must be exercised within a specified number of days of the date of such notice, at the end of which period such unexercised options will terminate;

•
in the event of a merger pursuant to which holders of common shares will receive a cash payment for each share surrendered in the merger, make or provide for a cash payment to option holder participants equal to the difference between the merger price times the number of common shares subject to such outstanding options, and the aggregate exercise price of all such outstanding options, in exchange for the termination of such options;

•
with respect to other stock awards, provide that outstanding awards will be assumed or substituted by the successor corporation;

•
with respect to stock awards, and in lieu of any of the foregoing, provide that, upon consummation of the transaction, each outstanding stock award will be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such transaction to a holder of the number of common shares comprising such award (to the extent such stock grant or award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the board of directors or an authorized committee, all forfeiture and repurchase rights being waived upon such transaction); and

•
upon consummation of a Corporate Transaction, to the extent not assumed or substituted by the successor or cashed out, the outstanding awards will terminate.

Amendment and Termination
The 2021 Incentive Equity Plan may be amended by our shareholders. It may also be amended by the board of directors or the compensation committee, provided that any amendment which is of a scope that requires shareholder approval as required by (i) the rules of Nasdaq or (ii) for any other reason, is subject to obtaining such shareholder approval. However, no such action may adversely affect any rights under any outstanding award without the holder’s consent unless such amendment is required by applicable law or necessary to preserve the economic value of such award.
Duration of Plan
The 2021 Incentive Equity Plan will expire by its terms in April 2031.
Tax Considerations
The tax consequences of participating in the 2021 Incentive Equity Plan vary depending on the award recipient’s tax jurisdiction. U.S. federal income tax considerations are summarized below for awards made to U.S. taxpayers.
U.S. Federal Income Tax Considerations
The material U.S. federal income tax consequences of the issuance and vesting of options to purchase common shares, restricted stock and restricted stock units under the 2021 Incentive Equity Plan, based on the current provisions of the Internal Revenue Code of 1986, as amended, and regulations, are as follows. Changes to these laws could alter the tax consequences described below. This summary assumes that all awards granted under the 2021 Incentive Equity Plan are exempt from or comply with, the rules under Section 409A of the Internal Revenue Code of 1986, as amended, related to nonqualified deferred compensation.
Options
An optionee generally will not recognize taxable income upon the grant of a non-statutory option. Rather, at the time of exercise of the option, the optionee will recognize ordinary income for income tax purposes in an amount equal to the excess, if any, of the fair market value of the common shares purchased over the exercise price. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the optionee recognizes as ordinary income. The optionee’s tax basis in any common shares received upon the exercise of an option will be the fair market value of the common shares on the date of exercise, and if the common shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such common shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the common shares are a capital asset of the optionee) depending upon the length of time such common shares were held by the optionee.
Incentive stock options are eligible for favorable U.S. federal income tax treatment if certain requirements are satisfied. An incentive stock option must have an option price that is not less than the fair market value of the stock at the time the option is granted and must be exercisable within 10 years from the date of grant. An employee granted an incentive stock option generally does not realize compensation income for U.S. federal income tax purposes upon the grant of the option. At the time of exercise of an incentive stock option, no compensation income is realized by the optionee other than tax preference income for purposes of the federal alternative minimum tax on individual income. If the common shares acquired on exercise of an incentive stock option are held for at least two years after grant of the option and one year after exercise, the excess of the amount realized on the sale over the exercise price will be taxed as capital gain. If the common shares acquired on exercise of an incentive stock option are disposed of within less than two years after grant or one year of exercise, the optionee will realize taxable compensation income equal to the lesser of (i) the excess of the fair market value of the common shares on the date of exercise over the option price or (ii) the excess of the amount realized on the sale over the option price. Any additional amount realized will be taxed as capital gain.
Stock Grants
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which the grantee previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Stock Units
The grantee recognizes no income until the issuance of unrestricted shares. At that time, the grantee must generally recognize ordinary income equal to the fair market value of the shares received. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.
Existing Plan Benefits
The following table sets forth all awards issued as of June 16, 2025 to our named executive officers, directors and employees since the inception of the 2021 Incentive Equity Plan, other than the option awards and planned restricted stock unit awards set forth in the table under “New Plan Benefits” below.
Name and Position or Group	Options	RSUs
Gerard Barron, Chairman and Chief Executive Officer(1)	—	26,351,748
Craig Shesky, Chief Financial Officer	—	2,668,219
Erika Ilves, Chief Strategy Officer	—	2,737,277
All current executive officers as a group	—	33,641,823
All current directors who are not executive officers as a group	3,440,000	1,904,226
All employees, including all current officers who are not executive officers, as a group	750,000	18,685,098

(1)
Gerard Barron has received more than 5% of the awards under the 2021 Incentive Equity Plan.

New Plan Benefits
Except as described below, the amounts of future awards under the 2021 Incentive Equity Plan are not determinable and will be granted at the sole discretion of the board of directors or authorized committee, including grants to our NEOs, our current executive officers, our current directors who are not executive officers, employees who are not executive officers and consultants. We anticipate that most of our grants will be in the form of restricted stock units or options to purchase common shares and we will use most of the additional 40,000,000 common shares proposed to be authorized to cover the options and restricted stock units set forth in the table below and to make additional grants to our employees under our compensation programs, to directors under our non-employee director compensation policy and to consultants in 2025 and beyond. Please refer to the description of equity awards made pursuant to the 2021 Incentive Equity Plan in the last fiscal year to our NEOs under “Executive Officer and Director Compensation-Executive Compensation” and to our none-employee directors under “Executive Officer and Director Compensation-Executive Compensation”.
The options that have been awarded and the restricted stock units that we have committed to granting that are subject shareholder approval of the amendment to the 2021 Incentive Equity Plan set forth in this Proposal No. 1 as of the date of this proxy statement are set forth in the table below.
Name and Position or Group	Options(1)	RSUs(1)
Gerard Barron, Chairman and Chief Executive Officer	—	—
Craig Shesky, Chief Financial Officer	—	—
Erika Ilves, Chief Strategy Officer	—	—
All current executive officers as a group	—	—
Michael Hess, director(2)	5,000,000	7,737,530
Alex Spiro, director(3)	—	1,750,000
All current directors who are not executive officers as a group(4)	5,000,000	9,487,530
Brian Paes-Braga, consultant(5)	1,500,000	2,428,147
All employees, including all current officers who are not executive officers, as a group	—	—

(1)
These options will be forfeited and these restricted stock units will not be granted if shareholders do not approve an amendment to the 2021 Incentive Equity Plan to increase the number of common shares issuable under the plan in an amount sufficient to allow for these awards.

(2)
The options were granted to Mr. Hess on June 4, 2025 pursuant to his June 2025 consulting agreement with us and have an exercise price of $4.66 per common shares, a 10% premium to the fair market value under the 2021 Incentive Equity Plan on the grant date and vest upon achievement of certain market-based performance thresholds. Does not include options to purchase up to an additional 2,500,000 common shares that may be granted to Mr. Hess following the first anniversary of the consulting agreement at the recommendation of our Chief Executive Officer and subject to further approval of our board of directors. The restricted stock units are to be granted to Mr. Hess under his June 2025 consulting agreement with us and 237,530 of which will vest equally over three years starting one year from the start of his consulting term and 7,500,000 of which will vest upon achievement of certain market-based performance thresholds.

(3)
To be granted to Mr. Spiro as compensation under his June 2025 consulting agreement with us and will vest on the fourth anniversary of the consulting agreement.

(4)
See notes 2 and 3.

(5)
The options were granted to Mr. Paes-Braga on June 4, 2025 pursuant to his June 2025 consulting agreement with us and have an exercise price of $4.66 per common shares, a 10% premium to the fair market value under the 2021 Incentive Equity Plan on the grant date and vest upon the achievement of certain market-based performance thresholds. Does not include options to purchase up to an additional 750,000 common shares that may be granted to Mr. Paes-Braga following the first anniversary of the consulting agreement at the recommendation of our Chief Executive Officer and subject to further approval of our board of directors. The restricted stock units are to be granted to Mr. Paes-Braga under his June 2025 consulting agreement with us and 178,147 of which will vest equally over three years starting one year from the start of his consulting term and 2,250,000 of which will vest upon the achievement of certain market-based performance thresholds.

As of July 9, 2025, the closing price of our common shares on the Nasdaq was $6.27 per share.

Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of common shares under the 2021 Incentive Equity Plan with the SEC pursuant to the Securities Act, after approval of the amendment to this plan set forth in this Proposal No. 1 by our shareholders.
Required Vote and Recommendation of the Board of Directors
The affirmative vote of a majority of the shares cast for this proposal is required to approve the ordinary resolution approving the amendment to the 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL TO APPROVE THE ORDINARY RESOLUTION APPROVING THE AMENDMENT TO THE 2021 INCENTIVE EQUITY PLAN TO INCREASE THE SHARE POOL FOR EQUITY INCENTIVE GRANTS UNDER THE PLAN.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a code of business conduct and ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer, which is available on our website at www.metals.co under Investors — Governance — Corporate Governance Overview — Governance Documents. Our code of business conduct is a “code of ethics,” as defined in Item 406(b) of Regulation S-K.
We will make any legally required disclosures regarding amendments to, or waivers of, provisions of our code of ethics in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendment or waiver is then permitted by Nasdaq rules.
OTHER MATTERS
Our board of directors knows of no other business which will be presented to the Special Meeting. If any other business is properly brought before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named therein.
SHAREHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR
To be considered for inclusion in the management information circular (or proxy statement) for the annual general meeting of shareholders to be held during 2026 pursuant to Rule 14a-8 under the Exchange Act, we must receive shareholder proposals (other than for director nominations) no later than December 19, 2025. In addition, pursuant to Part 5, Division 7 of the Business Corporations Act (British Columbia), any notice of a shareholder’s proposal intended to be raised at the annual general meeting of our shareholders to be held during 2026, must be submitted to us at our registered office, on or before February 28, 2026 to be considered for inclusion in the proxy statement (or management information circular) for such meeting. Under and as further set out in our Articles, director nominations for election at the annual general meeting of our shareholders to be held during 2026, although not included in the management information circular (or proxy statement), must be made not less than 30 days prior to the date of the annual general meeting of our shareholders to be held during 2026; provided, that if the first public announcement of the date of the annual general meeting of our shareholders to be held during 2026 (the “Notice Date”) is less than 50 days before the date of such meeting, director nominations must be made not later than the close of business on the 10th day following the Notice Date. In addition to satisfying the foregoing advance notice requirements, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees at the annual general meeting of our shareholders to be held during 2026 must follow the requirements set forth in Rule 14a-19 as promulgated under the Exchange Act, including the requirement that any notice under Rule 14a-19 must be postmarked or transmitted electronically to us at our principal executive office no later than March 30, 2026. Proposals that are not received in a timely manner will not be voted on at the annual general meeting of our shareholders to be held during 2026. If a proposal is received on time, the proxies that management solicits for the annual general meeting of our shareholders to be held during 2026 may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All shareholder proposals should be marked for the attention of Corporate Secretary at our registered office located at: 1111 West Hastings Street, 15th Floor, Vancouver, British Columbia V6E 2J3, or as otherwise required by the Articles or the Business Corporations Act (British Columbia).
TMC the metals company Inc.
1111 West Hastings Street, 15th Floor
Vancouver, British Columbia V6E 2J3
July 18, 2025

Appendix A
2021 INCENTIVE EQUITY PLAN
(As amended by the Board of Directors through July 8, 2025)

TMC THE METALS COMPANY INC.
2021 INCENTIVE EQUITY PLAN
(As amended by the Board of Directors through July 8, 2025)
1.
DEFINITIONS.

Unless otherwise specified or unless the context otherwise requires, the following terms, as used in this TMC the metals company Inc. 2021 Incentive Equity Plan, have the following meanings:
Active Employment means the period in which a Participant who is an Employee performs work for the Company or an Affiliate. For certainty, “Active Employment” shall be deemed to include only the period of minimum notice of termination as may be required to be provided to a Participant pursuant to applicable employment standards legislation but shall exclude any other period that follows the later of the end of the minimum statutory notice period or the Participant’s last day of performing work for the Company or an Affiliate, including at common law.
Active Engagement means any period in which a Participant who is not an Employee provides services to the Company or an Affiliate. For certainty, “Active Engagement” shall exclude any period that follows, or ought to have followed, a Participant’s last day of providing services to the Company or an Affiliate, including at common law.
Administrator means the Board of Directors, unless it has delegated power to act on its behalf to the Committee, in which case the term “Administrator” means the Committee.
Affiliate means a corporation or other entity, which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Company, direct or indirect.
Agreement means a written or electronic document setting forth the terms of a Stock Right delivered pursuant to the Plan, in such form as the Administrator shall approve.
Board of Directors means the Board of Directors of the Company.
Cause means, with respect to a Participant: (a) “Cause” as defined in such Participant’s written employment or service agreement with the Company or an Affiliate; or (b) if there is no such defined term, then: (i) dishonesty with respect to the Company or any Affiliate, (ii) gross negligence, serious misconduct or a material failure to discharge the duties relating to the employment or service with the Company or Affiliate, including insubordination, (iii) material breach by a Participant of any provision of any written employment, consulting, advisory, nondisclosure, non-competition or similar agreement between the Participant and the Company or any Affiliate or any material written policy of the Company or any Affiliate, or (iv) any act or omission which would constitute Cause at common law.
Closing means the date on which the transactions contemplated by the Business Combination Agreement among the Company, 1291924 B.C. Unlimited Liability Company, an unlimited liability company existing under the laws of British Columbia, and DeepGreen Metals Inc., a company existing under the laws of British Columbia, dated March 4, 2021, are consummated.
Code means the United States Internal Revenue Code of 1986, as amended including any successor statute, regulation and guidance thereto.
Committee means the committee of the Board of Directors, if any, to which the Board of Directors has delegated power to act under or pursuant to the provisions of the Plan.
Common Shares means the Common Shares of the Company.
Company means TMC the metals company Inc. a company existing under the laws of British Columbia, Canada.
Consultant means any natural person who is an advisor or consultant who provides bona fide services to the Company or its Affiliates, provided that such services are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s or its Affiliates’ securities.

Corporate Transaction means a merger, consolidation, or sale of all or substantially all of the Company’s assets or the acquisition of all of the outstanding voting stock of the Company (or similar transaction) in a single transaction or a series of related transactions by a single entity, other than a transaction to merely change the state of incorporation or in which the Company is the surviving corporation. Where a Corporate Transaction involves a tender offer that is reasonably expected to be followed by a merger (as determined by the Administrator), the Corporate Transaction will be deemed to have occurred upon consummation of the tender offer.
Date of Disability means: (a) the date on which a Participant’s service is deemed terminated due to a Disability in accordance with a Participant’s written employment or service agreement with the Company or an Affiliate or, (b) if there is no such defined term, on the last day of the relevant period as set out in the definition of Disability herein, subject to applicable human rights legislation.
Disability or Disabled has the meaning attributed thereto in a Participant’s written employment or service agreement with the Company or an Affiliate or, if there is no such defined term, means the Participant’s inability to substantially fulfil his or her duties on behalf of the Company or Affiliate as a result of illness or injury for a continuous period of nine (9) months or more or for an aggregate period of twelve (12) months or more during any consecutive twenty-four (24) month period.
Employee means any employee of the Company or of an Affiliate (including, without limitation, an employee who is also serving as an officer or director of the Company or of an Affiliate), designated by the Administrator to be eligible to be granted one or more Stock Rights under the Plan.
Exchange Act means the United States Securities Exchange Act of 1934, as amended.
Fair Market Value of a Common Share means:
(a)   If the Common Shares are listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Shares, the closing or, if not applicable, the last price of the Common Shares on the composite tape or other comparable reporting system for the trading day on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date;
(b)   If the Common Shares are not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Shares for the trading day referred to in clause (a), and if bid and asked prices for the Common Shares are regularly reported, the mean between the bid and the asked price for the Common Shares at the close of trading in the over-the-counter market for the most recent trading day on which Common Shares was traded on the applicable date and if such applicable date is not a trading day, the last market trading day prior to such date; and
(c)   If the Common Shares are neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Administrator, in good faith, shall determine in compliance with applicable laws.
Option means an option to acquire Common Shares granted under the Plan.
Participant means an Employee, director or Consultant of the Company or an Affiliate to whom one or more Stock Rights are granted under the Plan. As used herein, “Participant” shall include “Participant’s Survivors” where the context requires.
Performance-Based Award means a Stock Grant or Stock-Based Award which vests based on the attainment of written Performance Goals as set forth in Paragraph 9 hereof.
Performance Goals means performance goals determined by the Committee in its sole discretion and set forth in an Agreement. The satisfaction of Performance Goals shall be subject to certification by the Committee. The Committee has the authority to take appropriate action with respect to the Performance Goals (including, without limitation, making adjustments to the Performance Goals or determining the satisfaction of the Performance Goals in connection with a Corporate Transaction) provided that any such action does not otherwise violate the terms of the Plan.

Permitted Designee means, with respect to a Participant: (a) an entity that is wholly-owned by the Participant; (b) a spouse (common law or otherwise) or child (natural or adopted) of the Participant; (c) the estate and heirs and beneficiaries (arising from death) of the Participant and persons identified in (b) herein; or (d) a corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity, the sole shareholders, partners or beneficiaries of which only include the Participant and persons referred to in (b) or (c) herein.
Plan means this TMC the metals company Inc. 2021 Incentive Equity Plan.
SAR means a stock appreciation right.
Securities Act means the United States Securities Act of 1933, as amended.
Shares means Common Shares as to which Stock Rights have been or may be granted under the Plan or any shares of capital stock into which the Shares are changed or for which they are exchanged within the provisions of Paragraph 3 of the Plan. The Shares issued under the Plan may be authorized and unissued shares or shares held by the Company in its treasury, or both.
Stock-Based Award means a grant by the Company under the Plan of an equity award or an equity based award, which is not an Option, or a Stock Grant.
Stock Grant means a grant by the Company of Shares under the Plan.
Stock Right means an Option, a Stock Grant or a Stock-Based Award or a right to Shares or the value of Shares of the Company granted pursuant to the Plan.
Substitute Award means an award issued under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
Survivor means a deceased Participant’s legal representatives and/or any person or persons who acquired the Participant’s rights to a Stock Right by will or by the laws of descent and distribution.
Termination Date means, in respect of a Participant, such Participant’s last day of Active Employment or Active Engagement (as applicable) with the Company or an Affiliate, whether such date is selected by the Participant, by mutual agreement between the Company or an Affiliate and the Participant, or unilaterally by the Company or an Affiliate.
2.
PURPOSES OF THE PLAN.

The Plan is intended to encourage ownership of Shares by Employees and directors of and certain Consultants to the Company and its Affiliates in order to attract and retain such people, to induce them to work for the benefit of the Company or of an Affiliate and to provide additional incentive for them to promote the success of the Company or of an Affiliate. The Plan provides for the granting of Options, Stock Grants and Stock-Based Awards.
3.
SHARES SUBJECT TO THE PLAN.

(a)   The number of Shares that may be issued from time to time pursuant to this Plan shall be 110,262,8561 Common Shares; provided that 2,243,853 of the outstanding Common Shares shall only be available for Stock Rights made to non-employee directors of the Company.
(b)   Notwithstanding Subparagraph (a) above, on the first day of each fiscal year of the Company during the period beginning in fiscal year 20262 and ending on the tenth anniversary of the Closing, the number of Shares that may be issued from time to time pursuant to the Plan, shall be

1
Reflects the number of Shares reserved under the Plan as of July 8, 2025, which consists of the number of Shares reserved under the Plan as of the initial adoption of the Plan plus the additional Shares added to the Plan under the Annual Increases described below on January 1, 2022, January 1, 2023, January 1, 2024 and January 1, 2025 and the additional 40,000,000 Shares added to the Plan on July 8, 2025.

2
Previous Annual Increases for fiscal years 2022 through 2025 are reflected in the number of Shares set forth in Section 3(a).

increased automatically by an amount equal to the lesser of (i) 4% of the number of outstanding Common Shares on such date and (ii) an amount determined by the Administrator (the “Annual Increase”).
(c)   If an Option ceases to be “outstanding”, in whole or in part (other than by exercise), or if the Company shall reacquire (at not more than its original issuance price) any Shares issued pursuant to a Stock Grant or Stock-Based Award, or if any Stock Right expires or is forfeited, cancelled, or otherwise terminated or results in any Shares not being issued, the unissued or reacquired Shares which were subject to such Stock Right shall again be available for issuance from time to time pursuant to this Plan; provided, however, that the number of Shares underlying any awards under the Plan that are retained or repurchased on the exercise of an Option or the vesting or issuance of any Stock Right to cover the exercise price and/or tax withholding required by the Company in connection with vesting shall not be added back to the Shares available for issuance under the Plan. In addition, any Shares repurchased using exercise price proceeds will not be available for issuance under the Plan.
(d)   The Administrator may grant Substitute Awards under the Plan. To the extent consistent with applicable legal requirements (including applicable stock exchange requirements), Shares issued in respect of Substitute Awards will be in addition to and will not reduce the shares available under the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the issuance or retention of Shares, the Shares previously subject to such Award will not be available for future issuance under the Plan. The Administrator will determine the extent to which the terms and conditions of the Plan apply to Substitute Awards, if at all; provided, however, that Substitute Awards will not be subject to the limits described in Paragraph 4(c) below.
4.
ADMINISTRATION OF THE PLAN.

The Administrator of the Plan will be the Board of Directors, except to the extent the Board of Directors delegates its authority to the Committee, in which case the Committee shall be the Administrator. Subject to the provisions of the Plan, the Administrator is authorized to:
(a)   Interpret the provisions of the Plan and all Stock Rights and to make all rules and determinations which it deems necessary or advisable for the administration of the Plan;
(b)   Determine which Employees, directors and Consultants shall be granted Stock Rights;
(c)   Determine the number of Shares for which a Stock Right or Stock Rights shall be granted; provided, however, that in no event shall the aggregate grant date fair value (determined in accordance with ASC 718) of Stock Rights to be granted and any other cash compensation paid to any non-employee director for director services in any calendar year, exceed US$500,000, increased US$750,000 in the year in which such non-employee director initially joins the Board of Directors; provided, further, however, that the US$500,000 and US$750,000 limitation described in this Section 4(c) shall be determined without regard to amounts paid to a non-employee director during any period in which such individual was an Employee or Consultant (other than grants of awards paid for service in their capacity as a non-employee director), and any severance and other payments, such as consulting fees, paid to a non-employee director for such director’s prior or current service to the Company or its Affiliates other than serving as a director, shall not be taken into account in applying such limitations provided above.
(d)   Specify the terms and conditions upon which a Stock Right or Stock Rights may be granted provided that no dividends or dividend equivalents shall be paid on any Stock Right prior to the vesting of the underlying Shares.
(e)   Amend any term or condition of any outstanding Stock Right, provided that (i) such term or condition as amended is not prohibited by the Plan and (ii) any such amendment shall not impair the rights of a Participant under any Stock Right previously granted without such Participant’s consent or in the event of death of the Participant the Participant’s Survivors.

(f)   Determine and make any adjustments in the Performance Goals included in any Performance-Based Awards; and
(g)   Adopt any sub-plans applicable to residents of any specified jurisdiction as it deems necessary or appropriate in order to comply with or take advantage of any tax or other laws applicable to the Company, any Affiliate or to Participants or to otherwise facilitate the administration of the Plan, which sub-plans may include additional restrictions or conditions applicable to Stock Rights or Shares issuable pursuant to a Stock Right;
Subject to the foregoing, the interpretation and construction by the Administrator of any provisions of the Plan or of any Stock Right granted under it shall be final, unless otherwise determined by the Board of Directors, if the Administrator is the Committee. In addition, if the Administrator is the Committee, the Board of Directors may take any action under the Plan that would otherwise be the responsibility of the Committee.
To the extent permitted under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. The Board of Directors or the Committee may revoke any such allocation or delegation at any time. Notwithstanding the foregoing, only the Board of Directors or the Committee shall be authorized to grant a Stock Right to any director of the Company or to any “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.
5.
ELIGIBILITY FOR PARTICIPATION.

The Administrator will, in its sole discretion, name the Participants in the Plan; provided, however, that each Participant must be an Employee, director or Consultant of the Company or of an Affiliate at the time a Stock Right is granted. Notwithstanding the foregoing, the Administrator may authorize the grant of a Stock Right to a person in anticipation of such person becoming an Employee, director or Consultant of the Company or of an Affiliate, provided, that the actual grant of such Stock Right shall be conditioned upon such person becoming eligible to become a Participant at or prior to the time of the execution of the Agreement evidencing such Stock Right. Options, Stock Grants and Stock-Based Awards may be granted to any Employee, director or Consultant of the Company or an Affiliate. The granting of any Stock Right to any individual shall neither entitle that individual to, nor disqualify that individual from, participation in any other grant of Stock Rights or any grant under any other benefit plan established by the Company or any Affiliate for Employees, directors or Consultants.
A Participant to whom an Option is granted may request, by written notice to the Administrator, to have such Options issued in the name of a Permitted Designee. The Administrator may, in its sole and absolute discretion, accept or reject such request, provided that if the request is accepted: (a) the Participant and the Permitted Designee shall execute and deliver to the Company an instrument in writing providing such representations, warranties and covenants as the Company may require (including satisfying the Company that the intended designee is a Permitted Designee), and (b) the Company is satisfied, in its sole and absolute discretion, that the Company may do so (i) in compliance with all applicable laws (including the Exchange Act and the Securities Act), and (ii) without imposing any additional financial or other obligations upon the Company. If the Permitted Designee ceases at any time to qualify as a Permitted Designee of the Participant, then any Option held by such Permitted Designee shall immediately terminate and be of no further force and effect.
References in Section 4(c) of the Plan to limits on the number of Shares under Stock Rights which may be granted shall be read as being the cumulative aggregation of Stock Rights granted to a Participant and such Participant’s Permitted Designees. The Permitted Designee shall be bound by the same provisions, effects and limitations set forth in the Plan (including, for greater certainty, the provisions of Sections 4(c), 9 and 14-22 inclusive), such that the effect of any provision on a Participant shall apply to the Participant’s Permitted Designee.

6.
TERMS AND CONDITIONS OF OPTIONS.

Each Option shall be set forth in an Option Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Administrator may provide that Options be granted subject to such terms and conditions, consistent with the terms and conditions specifically required under this Plan, as the Administrator may deem appropriate including, without limitation, subsequent approval by the shareholders of the Company of this Plan or any amendments thereto. In addition, the Option Agreements shall be subject to at least the following terms and conditions:
(a)   Options:   Each Option shall be subject to the terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards for any such Option:
(i)   Exercise Price:   Each Option Agreement shall state the exercise price (per share) of the Shares covered by each Option which exercise price shall be determined by the Administrator and shall be at least equal to the Fair Market Value per Common Share on the date of grant of the Option, unless otherwise determined by the Administrator.
(ii)   Number of Shares:   Each Option Agreement shall state the number of Shares to which it pertains.
(iii)   Vesting:   Each Option Agreement shall state the date or dates on which it first is exercisable and the date after which it may no longer be exercised, and may provide that the Option rights accrue or become exercisable in installments over a period of months or years, or upon the occurrence of certain performance conditions or the attainment of stated goals or events.
(iv)   Term of Option:   Each Option shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide.
(b)   Except in connection with a corporate transaction involving the Company (which term includes, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares) or as otherwise contemplated by Paragraph 25 below, the Company may not, without obtaining stockholder approval, (i) amend the terms of outstanding Options to reduce the exercise price of such Options, (ii) cancel outstanding Options in exchange for Options that have an exercise price that is less than the exercise price value of the original Options, or (iii) cancel outstanding Options that have an exercise price greater than the Fair Market Value of a Share on the date of such cancellation in exchange for cash or other consideration.
7.
TERMS AND CONDITIONS OF STOCK GRANTS.

Each Stock Grant to a Participant shall state the principal terms in an Agreement duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company, subject to the following minimum standards:
(a)   Each Agreement shall state the purchase price per Share, if any, of the Shares covered by each Stock Grant, which purchase price shall be determined by the Administrator on the date of the grant of the Stock Grant;
(b)   Each Agreement shall state the number of Shares to which the Stock Grant pertains;
(c)   Each Agreement shall include the terms of any right of the Company to restrict or reacquire the Shares subject to the Stock Grant, including the time period or attainment of Performance Goals or such other performance criteria upon which such rights shall accrue and the purchase price therefor, if any; and

(d)   Dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) may accrue but shall not be paid prior to the time, and may be paid only to the extent that, the restrictions or rights to reacquire the Shares subject to the Stock Grant lapse.
8.
TERMS AND CONDITIONS OF OTHER STOCK-BASED AWARDS.

The Administrator shall have the right to grant other Stock-Based Awards based upon the Common Shares having such terms and conditions as the Administrator may determine, including, without limitation, the grant of Shares based upon certain conditions, the grant of securities convertible into Shares and the grant of SARs, phantom stock awards or stock units. The principal terms of each Stock-Based Award shall be set forth in an Agreement, duly executed by the Company and, to the extent required by law or requested by the Company, by the Participant. The Agreement shall be in a form approved by the Administrator and shall contain terms and conditions which the Administrator determines to be appropriate and in the best interest of the Company. Each Agreement shall include the terms of any right of the Company including the right to terminate the Stock-Based Award without the issuance of Shares, the terms of any vesting conditions, Performance Goals or events upon which Shares shall be issued, provided that dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) or dividend equivalents may accrue but shall not be paid prior to and may be paid only to the extent that the Shares subject to the Stock-Based Award vest. Under no circumstances may the Agreement covering SARs (a) have an exercise or base price (per share) that is less than the Fair Market Value per Common Share on the date of grant or (b) expire more than ten years following the date of grant.
9.
PERFORMANCE-BASED AWARDS.

The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, to so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be issued for such performance period until such certification is made by the Committee. The number of Shares issued in respect of a Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period, and any dividends (other than stock dividends to be issued pursuant to Paragraph 25 of the Plan) or dividend equivalents that accrue shall only be paid in respect of the number of Shares earned in respect of such Performance-Based Award.
10.
EXERCISE OF OPTIONS AND ISSUE OF SHARES.

An Option (or any part or installment thereof) shall be exercised by giving written notice to the Company or its designee (in a form acceptable to the Administrator, which may include electronic notice), together with provision for payment of the aggregate exercise price in accordance with this Paragraph for the Shares as to which the Option is being exercised, and upon compliance with any other condition(s) set forth in the Option Agreement. Such notice shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Administrator), shall state the number of Shares with respect to which the Option is being exercised and shall contain any representation required by the Plan or the Option Agreement. Payment of the exercise price for the Shares as to which such Option is being exercised shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Common Shares held for at least six months (if required to avoid negative accounting treatment) having a Fair Market Value equal as of the date of the exercise to the aggregate cash exercise price for the number of Shares as to which the Option is being exercised; or (c) at the discretion of the Administrator, by having the Company retain from the Shares otherwise issuable upon exercise of the Option, a number of Shares having a Fair Market Value equal as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; (d) at the discretion of the Administrator, by permitting the Participant to surrender such number of Options in respect of Shares having a Fair Market Value that, when the aggregate exercise price of such Options is subtracted from such Fair Market Value, equals a difference as of the date of exercise to the aggregate exercise price for the number of Shares as to which the Option is being exercised; or (e) at the discretion of the Administrator, in accordance with a cashless exercise program established with a securities brokerage firm, and approved by the Administrator, providing for the sale of securities on the Participant’s behalf; or (f) at the discretion of the Administrator, by any combination of (a), (b), (c), (d) and

(e) above or (g) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall then reasonably promptly deliver the Shares as to which such Option was exercised to the Participant (or to the Participant’s Survivors, as the case may be). In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) that requires the Company to take any action with respect to the Shares prior to their issuance. The Shares shall, upon delivery, be fully paid, non-assessable Shares.
11.
PAYMENT IN CONNECTION WITH THE ISSUANCE OF STOCK GRANTS AND STOCK-BASED AWARDS AND ISSUE OF SHARES.

Any Stock Grant or Stock-Based Award requiring payment of a purchase price for the Shares as to which such Stock Grant or Stock-Based Award is being granted shall be made (a) in United States dollars in cash or by check; or (b) at the discretion of the Administrator, through delivery of Common Shares held for at least six months (if required to avoid negative accounting treatment) and having a Fair Market Value equal as of the date of payment to the purchase price of the Stock Grant or Stock-Based Award; or (c) by delivery of a promissory note, if the Board of Directors has expressly authorized the loan of funds to the Participant for the purpose of enabling or assisting the Participant to effect such purchase; (d) at the discretion of the Administrator, by any combination of (a) through (c) above; or (e) at the discretion of the Administrator, by payment of such other lawful consideration as the Administrator may determine.
The Company shall when required by the applicable Agreement, reasonably promptly deliver the Shares as to which such Stock Grant or Stock-Based Award was made to the Participant (or to the Participant’s Survivors, as the case may be), subject to any escrow provision set forth in the applicable Agreement. In determining what constitutes “reasonably promptly,” it is expressly understood that the issuance and delivery of the Shares may be delayed by the Company if the Administrator determines it is necessary to comply with any law or regulation (including, without limitation, federal securities laws) which requires the Company to take any action with respect to the Shares prior to their issuance.
12.
RIGHTS AS A SHAREHOLDER.

No Participant to whom a Stock Right has been granted shall have rights as a shareholder with respect to any Shares covered by such Stock Right except after due exercise of an Option or issuance of Shares as set forth in any Agreement, tender of the aggregate exercise or purchase price, if any, for the Shares being purchased and registration of the Shares in the Company’s share register in the name of the Participant. In addition, at the discretion of the Administrator, the Company shall have received an opinion of its counsel that the Shares may be issued in compliance with the Securities Act without registration thereunder.
13.
ASSIGNABILITY AND TRANSFERABILITY OF STOCK RIGHTS.

By its terms, a Stock Right granted to a Participant shall not be transferable by the Participant other than (i) by will or by the laws of descent and distribution, or (ii) as approved by the Administrator in its discretion and set forth in the applicable Agreement provided that no Stock Right may be transferred by a Participant for value.
The designation of a beneficiary of a Stock Right by a Participant, with the prior approval of the Administrator and in such form as the Administrator shall prescribe, shall not be deemed a transfer prohibited by this Paragraph. Except as provided above during the Participant’s lifetime a Stock Right shall only be exercisable by or issued to such Participant (or his or her legal representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process. Any attempted transfer, assignment, pledge, hypothecation or other disposition of any Stock Right or of any rights granted thereunder contrary to the provisions of this Plan, or the levy of any attachment or similar process upon a Stock Right, shall be null and void.

14.
EFFECT ON OPTIONS OF CESSATION OF SERVICE OTHER THAN FOR CAUSE OR DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement in the event of a cessation of service (whether as an Employee, director or Consultant) with the Company or an Affiliate before the Participant has exercised an Option, the following rules apply:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate (for any reason other than for Cause, Disability, or death for which events there are special rules in Paragraphs 15, 16, and 17, respectively), may exercise any Option granted to such Participant to the extent that the Option is exercisable on the Termination Date, but only within such term as the Administrator has designated in a Participant’s Option Agreement. Except as otherwise determined by the Administrator, any Option, or portion thereof, that is not exercisable on the Termination Date will automatically terminate and become void on the Termination Date.
(b)   The provisions of this Paragraph, and not the provisions of Paragraph 16 or 17, shall apply to a Participant who subsequently becomes Disabled or dies after their Termination Date; provided, however, in the case of a Participant’s Disability or death within three months after the Termination Date, the Participant or the Participant’s Survivors may exercise the Option within one year after the Termination Date, but in no event after the date of expiration of the term of the Option.
(c)   Notwithstanding anything herein to the contrary, if subsequent to a Participant’s Termination Date, but prior to the exercise of an Option, the Administrator determines that, prior to the Participant’s Termination Date, the Participant engaged in conduct which would constitute Cause, then any Option which the Participant has not exercised at such time will automatically terminate and become void.
(d)   A Participant to whom an Option has been granted under the Plan who is absent from the Company or an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have ceased to provide service (whether as an Employee, director or Consultant) to the Company or an Affiliate, except as the Administrator may otherwise expressly provide to the extent permitted by applicable legislation.
(e)   Except as required by law or as set forth in a Participant’s Option Agreement, Options granted under the Plan shall not be affected by any change of a Participant’s status within or among the Company and any Affiliates, so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
15.
EFFECT ON OPTIONS OF CESSATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Option Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate ceases for Cause prior to the time that all his or her outstanding Options have been exercised:
(a)   All outstanding and unexercised Options as of the Termination Date will immediately terminate and become void.
(b)   It is not necessary that the Administrator’s finding of Cause occur prior to the Termination Date. If the Administrator determines, subsequent to a Participant’s Termination Date but prior to the exercise of an Option, that prior to the Participant’s Termination Date, the Participant engaged in conduct which would constitute Cause, then such Option will automatically terminate and become void.
16.
EFFECT ON OPTIONS OF CESSATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Option Agreement:
(a)   A Participant who ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability may exercise any Option granted to such Participant to the extent that the Option has become exercisable but has not been exercised as of the Date of Disability; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through to the Date of Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled. The proration shall be based upon the number of days accrued in the current vesting period prior to Date of Disability.
(b)   A Disabled Participant may exercise the Option only within the period ending one year after the Date of Disability, notwithstanding that the Participant might have been able to exercise the Option as to some or all of the Shares on a later date if the Participant had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
17.
EFFECT ON OPTIONS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Option Agreement:
(a)   In the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate, such Option may be exercised by the Participant’s Survivors to the extent that the Option has become exercisable but has not been exercised on the date of death; and in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died. The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.
(b)   If the Participant’s Survivors wish to exercise the Option, they must take all necessary steps to exercise the Option within one year after the date of death of such Participant, notwithstanding that the decedent might have been able to exercise the Option as to some or all of the Shares on a later date if he or she had not died and had continued to be an Employee, director or Consultant or, if earlier, within the originally prescribed term of the Option.
18.
EFFECT OF CESSATION OF SERVICE ON UNACCEPTED STOCK GRANTS AND STOCK-BASED AWARDS.

In the event of a cessation of service (whether as an Employee, director or Consultant) with the Company or an Affiliate for any reason before the Participant has accepted a Stock Grant or a Stock-Based Award and paid the purchase price, if required, such grant will automatically terminate on the Termination Date, Date of Disability or date of death, as applicable.
For purposes of this Paragraph 18 and Paragraph 19 below, a Participant to whom a Stock Grant or a Stock-Based Award has been issued under the Plan who is absent from work with the Company or with an Affiliate because of temporary disability (any disability other than a Disability as defined in Paragraph 1 hereof), or who is on leave of absence for any purpose, shall not, during the period of any such absence, be deemed, by virtue of such absence alone, to have ceased to provide service (whether as an Employee, director or Consultant) to the Company or an Affiliate, except as the Administrator may otherwise expressly provide to the extent permitted by applicable legislation.
In addition, for purposes of this Paragraph 18 and Paragraph 19 below, any change of employment or other service within or among the Company and any Affiliates shall not be treated as a cessation of service (whether as an Employee, director or Consultant) so long as the Participant continues to be an Employee, director or Consultant of the Company or any Affiliate.
19.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF CESSATION OF SERVICE OTHER THAN FOR CAUSE, DEATH OR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, in the event of a cessation of service for any reason (whether as an Employee, director or Consultant), other than for Cause, death or Disability for which there are special rules in Paragraphs 20, 21, and 22 below, before all forfeiture provisions or Company rights of repurchase shall have lapsed, then as of the Termination Date the Company shall have the right to cancel or repurchase that number of Shares subject to a Stock Grant or Stock-Based Award as to which the Company’s forfeiture or repurchase rights have not lapsed.

20.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF CESSATION OF SERVICE FOR CAUSE.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if the Participant’s service (whether as an Employee, director or Consultant) with the Company or an Affiliate ceases for Cause:
(a)   All Shares subject to any Stock Grant or Stock-Based Award that remain subject to forfeiture provisions or as to which the Company shall have a repurchase right shall be immediately forfeited to the Company as of the Termination Date.
(b)   It is not necessary that the Administrator’s finding of Cause occur prior to the Termination Date. If the Administrator determines, subsequent to a Participant’s Termination Date, that prior to the Participant’s Termination Date, the Participant engaged in conduct which would constitute Cause, then all Shares subject to any Stock Grant or Stock-Based Award that remained subject to forfeiture provisions or as to which the Company had a repurchase right on the Termination Date shall be immediately forfeited to the Company.
21.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF CESSATION OF SERVICE FOR DISABILITY.

Except as otherwise provided in a Participant’s Agreement, the following rules apply if a Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate by reason of Disability: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the Date of Disability, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through to the Date of Disability as would have lapsed had the Participant not become Disabled. The proration shall be based upon the number of days accrued prior to the Date of Disability.
22.
EFFECT ON STOCK GRANTS AND STOCK-BASED AWARDS OF DEATH WHILE AN EMPLOYEE, DIRECTOR OR CONSULTANT.

Except as otherwise provided in a Participant’s Agreement, the following rules apply in the event of the death of a Participant while the Participant is an Employee, director or Consultant of the Company or of an Affiliate: to the extent the forfeiture provisions or the Company’s rights of repurchase have not lapsed on the date of death, they shall be exercisable; provided, however, that in the event such forfeiture provisions or rights of repurchase lapse periodically, such provisions or rights shall lapse to the extent of a pro rata portion of the Shares subject to such Stock Grant or Stock-Based Award through the date of death as would have lapsed had the Participant not died. The proration shall be based upon the number of days accrued prior to the Participant’s date of death.
23.
NO RIGHTS TO STOCK RIGHTS OR DAMAGES.

No Participant shall have any claim to be granted any Stock Right under the Plan, and there is no obligation for uniformity of treatment of Participants. The granting of any Stock Right hereunder shall not impose any obligation on the Company to grant any Stock Right to any Participant in the future nor shall it entitle any Participant to receive any further Stock Right. No Participant shall have any entitlement to damages or other compensation whatsoever arising from or related to not receiving any Stock Right under the Plan, including with respect to any Stock Right which may have vested or been granted after the Participant’s Termination Date, including but not limited to damages in lieu of notice at common law.
24.
DISSOLUTION OR LIQUIDATION OF THE COMPANY.

Upon the dissolution or liquidation of the Company, all Options granted under this Plan which as of such date shall not have been exercised and all Stock Grants and Stock-Based Awards which have not been accepted, to the extent required under the applicable Agreement, will terminate and become null and void; provided, however, that if the rights of a Participant or a Participant’s Survivors have not otherwise terminated and expired, the Participant or the Participant’s Survivors will have the right immediately prior to such dissolution or liquidation to exercise or accept any Stock Right to the extent that the Stock Right is exercisable or subject to acceptance as of the date immediately prior to such dissolution or liquidation. Upon the dissolution or liquidation of the Company, any outstanding Stock-Based Awards shall immediately terminate unless otherwise determined by the Administrator or specifically provided in the applicable Agreement.
25.
ADJUSTMENTS.

Upon the occurrence of any of the following events, a Participant’s rights with respect to any Stock Right granted to such Participant hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in a Participant’s Agreement.
(a)   Changes with respect to Common Shares.
(i)   If (1) the Common Shares shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any Common Shares as a stock dividend on its outstanding Common Shares, or (2) additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such Common Shares, each Stock Right and the number of Common Shares deliverable thereunder shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made including, in the exercise, base or purchase price per share and in the Performance Goals applicable to outstanding Performance-Based Awards to reflect such events. The number of Shares subject to the limitations in Paragraphs 3(a), 3(b), 3(d) and 4(c) shall also be proportionately adjusted upon the occurrence of such events.
(ii)   The Administrator may also make adjustments of the type described in Paragraph 25(a) above to take into account distributions to stockholders other than those provided for in Paragraphs 25(b) below, or any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan or any Award.
(iii)   References in the Plan to Shares will be construed to include any stock or securities resulting from an adjustment pursuant to this Paragraph 25(a).
(b)   Corporate Transactions.   If the Company is to be consolidated with or acquired by another entity in a Corporate Transaction, the Administrator or the board of directors of any entity assuming the obligations of the Company hereunder (the “Successor Board”), may, as to outstanding Options, take any of the following actions: (i) make appropriate provision for the continuation of such Options by substituting on an equitable basis for the Shares then subject to such Options either the consideration payable with respect to the outstanding Common Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity; or (ii) upon written notice to the Participants, provide that such Options must be exercised (either (A) to the extent then exercisable or (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph), within a specified number of days of the date of such notice, at the end of which period such Options which have not been exercised shall terminate; or (iii) terminate such Options in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Shares into which such Option would have been exercisable (either (A) to the extent then exercisable or, (B) at the discretion of the Administrator, any such Options being made partially or fully exercisable for purposes of this Subparagraph) less the aggregate exercise price thereof. For purposes of determining the payments to be made pursuant to Subclause (iii) above, in the case of a Corporate Transaction the consideration for which, in whole or in part, is other than cash, the consideration other than cash shall be valued at the fair value thereof as determined in good faith by the Board of Directors. For the avoidance of doubt, if the per share exercise price of an Option or portion thereof is equal to or greater than the Fair Market Value of one Share of Common Shares, such Option may be cancelled with no payment due hereunder or otherwise in respect thereof.
With respect to outstanding Stock Grants or Stock-Based Awards, the Administrator or the Successor Board, shall make appropriate provision for the continuation of such Stock Grants or Stock-Based Awards on the same terms and conditions by substituting on an equitable basis for the Shares then subject to such Stock Grants or Stock-Based Awards either the consideration payable with respect to the outstanding Shares of Common Shares in connection with the Corporate Transaction or securities of any successor or acquiring entity. In lieu of the foregoing, in connection with any Corporate Transaction, the Administrator may provide that each outstanding Stock Grant or Stock-Based Award shall be terminated in exchange for payment of an amount equal to the consideration payable upon consummation of such Corporate Transaction to a holder of the number of shares of Common Shares comprising such Stock Grant or Stock-Based Award (to the extent such Stock Grant or Stock-Based Award is no longer subject to any forfeiture or repurchase rights then in effect or, at the discretion of the Administrator, all forfeiture and repurchase rights being waived). For the avoidance of doubt, if the purchase or base price of a Stock Grant or Stock-Based Award or portion thereof is equal to or greater than the Fair Market Value of one Share, such Stock Grant or Stock-Based Award, as applicable, may be cancelled with no payment due hereunder or otherwise in respect thereof.
In taking any of the actions permitted under this Paragraph 25(b), the Administrator shall not be obligated by the Plan to treat all Stock Rights, all Stock Rights held by a Participant, or all Stock Rights of the same type, identically.
(c)   Recapitalization or Reorganization.   In the event of a recapitalization or reorganization of the Company other than a Corporate Transaction pursuant to which securities of the Company or of another corporation are issued with respect to the outstanding Common Shares, a Participant upon exercising an Option or accepting a Stock Grant after the recapitalization or reorganization shall be entitled to receive for the price paid upon such exercise or acceptance if any, the number of replacement securities which would have been received if such Option had been exercised or Stock Grant accepted prior to such recapitalization or reorganization.
(d)   Adjustments to Stock-Based Awards.   Upon the happening of any of the events described in Subparagraphs (a), (b) or (c) above, any outstanding Stock-Based Award shall be appropriately adjusted to reflect the events described in such Subparagraphs. The Administrator or the Successor Board shall determine the specific adjustments to be made under this Paragraph 25, including, but not limited to the effect of any, Corporate Transaction and, subject to Paragraph 4, its determination shall be conclusive.
(e)   Termination of Awards upon Consummation of a Corporate Transaction.   Except as the Administrator may otherwise determine, each Stock Right will automatically terminate (and in the case of outstanding Shares of restricted Common Shares, will automatically be forfeited) immediately upon the consummation of a Corporate Transaction, other than (i) any award that is assumed, continued or substituted pursuant to Paragraph 25(b) above, and (ii) any cash award that by its terms, or as a result of action taken by the Administrator, continues following the consummation of the Corporate Transaction.
26.
ISSUANCES OF SECURITIES.

(a)   Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Stock Rights. Except as expressly provided herein, no adjustments shall be made for dividends paid in cash or in property (including without limitation, securities) of the Company prior to any issuance of Shares pursuant to a Stock Right.
(b)   The Company will not be obligated to issue any Shares pursuant to the Plan or to remove any restriction from Shares previously issued under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance of such Shares have been addressed and resolved; (ii) if the outstanding Shares is at the time of issuance listed on any stock exchange or national market system, the Shares to be issued have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the award have been satisfied or waived. The Company may require, as a condition to the exercise of an award or the issuance of Shares under an award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the Securities Act of 1933, as amended, or any applicable state or non-U.S. securities law. Any Shares issued under the Plan will be evidenced in such manner as the Administrator determines appropriate, including book-entry registration or delivery of stock certificates. In the event that the Administrator determines that stock certificates will be issued in connection with Shares issued under the Plan, the Administrator may require that such certificates bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending the lapse of the applicable restrictions.
27.
FRACTIONAL SHARES.

No fractional shares shall be issued under the Plan. The person exercising a Stock Right shall receive from the Company cash in lieu of such fractional shares equal to the Fair Market Value thereof, provided that, notwithstanding the foregoing, in the case of any Stock Right subject to section 7 of the Income Tax Act (Canada), the fractional shares subject to such Stock Right shall be rounded down to the nearest whole number of Shares with no further consideration payable to the Participant.
28.
WITHHOLDING.

In the event that any federal, state, provincial or local income taxes, employment taxes, Federal Insurance Contributions Act withholdings or other amounts are required by applicable law or governmental regulation to be withheld in connection with the issuance of a Stock Right or Shares under the Plan, the Company or an Affiliate may withhold the amount necessary to satisfy such obligations from any amount which would otherwise be delivered, provided or paid to the Participant by the Company or an Affiliate, whether under this Plan or otherwise, or may require that the Participant advance in cash to the Company, or to any Affiliate of the Company which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Company’s Common Shares or a promissory note, is authorized by the Administrator (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner set forth under the definition of Fair Market Value provided in Paragraph 1 above, as of the most recent practicable date. If the Fair Market Value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Company or the Affiliate employer.
29.
TERMINATION OF THE PLAN.

The Plan will terminate on the date which is ten years from the earlier of the date of its adoption by the Board of Directors and the date of its approval by the shareholders of the Company. The Plan may be terminated at an earlier date by vote of the shareholders or the Board of Directors of the Company; provided, however, that any such earlier termination shall not affect any Agreements executed prior to the effective date of such termination. Termination of the Plan shall not affect any Stock Rights theretofore granted.
30.
AMENDMENT OF THE PLAN AND AGREEMENTS.

The Plan may be amended by the shareholders of the Company. The Plan may also be amended by the Administrator; provided that any amendment approved by the Administrator which the Administrator determines is of a scope that requires shareholder approval shall be subject to obtaining such shareholder approval including, without limitation, to the extent necessary to qualify any or all outstanding Stock Rights granted under the Plan or Stock Rights to be granted under the Plan for favorable federal income tax treatment as may be afforded ISOs under Section 422 and to the extent necessary to qualify the Shares issuable under the Plan for listing on any national securities exchange or quotation in any national automated quotation system of securities dealers. Any modification or amendment of the Plan shall not, without the consent of a Participant, adversely affect his or her rights under a Stock Right previously granted to such Participant, unless such amendment is required by applicable law or necessary to preserve the economic value of such Stock Right. With the consent of the Participant affected, the Administrator may amend outstanding Agreements in a manner which may be adverse to the Participant but which is not inconsistent with the Plan. In the discretion of the Administrator, outstanding Agreements may be amended by the Administrator in a manner which is not adverse to the Participant. Nothing in this Paragraph 30 shall limit the Administrator’s authority to take any action permitted pursuant to Paragraph 25.

31.
EMPLOYMENT OR OTHER RELATIONSHIP.

Nothing in this Plan or any Agreement shall be deemed to prevent the Company or an Affiliate from terminating the employment, consultancy or director status of a Participant, nor to prevent a Participant from terminating his or her own employment, consultancy or director status or to give any Participant a right to be retained in employment or other service by the Company or any Affiliate for any period of time.
32.
INDEMNITY.

Neither the Board of Directors nor the Administrator, nor any members of either, nor any employees of the Company or any parent, subsidiary, or other Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Company hereby agrees to indemnify the members of the Board or Directors, the members of the Committee, and the employees of the Company and its parent or subsidiaries in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.
33.
CLAWBACK.

Notwithstanding anything to the contrary contained in this Plan, the Company may recover from a Participant any compensation received from any Stock Right (whether or not settled) or cause a Participant to forfeit any Stock Right (whether or not vested) in the event that the Company’s Clawback Policy as then in effect is triggered.
34.
WAIVER OF JURY TRIAL.

By accepting or being deemed to have accepted an award under the Plan, each Participant waives (or will be deemed to have waived), to the maximum extent permitted under applicable law, any right to a trial by jury in any action, proceeding or counterclaim concerning any rights under the Plan or any award, or under any amendment, waiver, consent, instrument, document or other agreement delivered or which in the future may be delivered in connection therewith, and agrees (or will be deemed to have agreed) that any such action, proceedings or counterclaim will be tried before a court and not before a jury. By accepting or being deemed to have accepted an award under the Plan, each Participant certifies that no officer, representative, or attorney of the Company has represented, expressly or otherwise, that the Company would not, in the event of any action, proceeding or counterclaim, seek to enforce the foregoing waivers. Notwithstanding anything to the contrary in the Plan, nothing herein is to be construed as limiting the ability of the Company and a Participant to agree to submit any dispute arising under the terms of the Plan or any ward to binding arbitration or as limiting the ability of the Company to require any individual to agree to submit such disputes to binding arbitration as a condition of receiving an award hereunder.
35.
UNFUNDED OBLIGATIONS.

The Company’s obligations under the Plan are unfunded, and no Participant will have any right to specific assets of the Company in respect of any award under the Plan. Participants will be general unsecured creditors of the Company with respect to any amounts due or payable under the Plan.
36.
GOVERNING LAW.

This Plan shall be construed and enforced in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

Addendum
Terms of Grant of Options to United States Employees
U.S. SUB-PLAN TO THE
TMC THE METALS COMPANY INC.
2021 INCENTIVE EQUITY PLAN
The Board of Directors of TMC the metals company Inc. (the “Company”) established the TMC the metals company Inc. 2021 Incentive Equity Plan (the “Plan”). Through the Plan, the Company established a framework to aid the Company in attracting and retaining the best available individuals for positions of substantial responsibility, and to promote the success of the Company’s and its Affiliates’ business by aligning the financial interests of individuals providing services to the Company and the Affiliates with long-term shareholder value.
The Board determined that it was necessary and desirable to establish a sub-plan of the Plan for the purpose of granting Options to Employees who are residents of the United States or who are or may become subject to U.S. tax (i.e., income tax, social security and/or withholding tax (“U.S. Participant”)), with such Options qualifying as either Non-Qualified Stock Options or Incentive Stock Options (within the meaning of Section 422 of the Code), to cause all Options under the Plan to be exempt from or comply with Section 409A of the Code, and to cause Options to comply with certain other provisions and exemptions under U.S. law. The terms of the Plan, as amended from time to time, shall, subject to the provisions hereof, constitute this U.S. Sub-Plan of the Plan (this “U.S. Sub-Plan”). This U.S. Sub-Plan supplements, and shall be read in conjunction with the Plan, and is subject to the terms and conditions of the Plan; provided, that to the extent that the terms and conditions of the Plan differ from or conflict with the terms or conditions of this U.S. Sub-Plan, the terms and conditions of this U.S. Sub-Plan shall prevail.
1.
DEFINITIONS

For the purposes of this U.S. Sub-Plan, the definitions set out in the Plan shall apply to this U.S. Sub-Plan as such definitions apply to the Plan and in addition the following terms shall have the following meanings (unless the context requires otherwise):
Disability or Disabled means a permanent and total disability as defined in Section 22(e)(3) of the Code.
ISO means an Option intended to qualify as an “incentive stock option” under Section 422.
Non-Qualified Option means an Option which is not intended to qualify as an ISO.
Section 409A means Section 409A of the Code.
Section 422 means Section 422 of the Code.
SHARES SUBJECT TO THE PLAN
All of the Shares available for grant as set forth in Paragraph 3 under the Plan may be issued as ISOs; provided, however, that the maximum number of Shares available for grant under the Plan as ISOs will be equal to 440,000,000. The limits set forth in Paragraph 3 of the Plan will be construed to comply with the applicable requirements of Section 422. For purposes of determining the number of Shares available for grant under the Plan as ISOs under Paragraph 3(c) of the Plan, such provisions shall be subject to any limitations under the Code. In addition, Shares issued in respect of Substitute Awards that are ISOs shall be consistent with Section 422.
ELIGIBILITY
ISOs may be granted only to Employees.
A-A-1

TERMS AND CONDITIONS OF OPTIONS TO U.S. PARTICIPANTS
Each Option intended to be a Non-Qualified Option shall meet the minimum standards required of Options, as described in Paragraph 6(a) of the Plan, except that the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Shares on the date of grant of the Option so as to be exempt from the requirements of Section 409A. If the Administrator determines to grant an Option at less than 100% of the Fair Market Value per Common Share, the Option must comply with the requirements of Section 409A or be exempt from the requirements of Section 409A pursuant Treas. Reg. Section 1.409-1(b)(4).
Each Option intended to be an ISO shall be issued only to an Employee who is deemed to be a resident of the United States for tax purposes, and shall be subject to the following terms and conditions, with such additional restrictions or changes as the Administrator determines are appropriate but not in conflict with Section 422 and relevant regulations and rulings of the Internal Revenue Service:
(i)
Minimum Standards:   The ISO shall meet the minimum standards required of Options, as described in Paragraph 6(a) of the Plan, except clause (i) and (iv) thereunder.

(ii)
Exercise Price:   Immediately before the ISO is granted, if the U.S. Participant owns, directly or by reason of the applicable attribution rules in Section 424(d) of the Code:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 100% of the Fair Market Value per share of the Common Shares on the date of grant of the Option; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, the exercise price per share of the Shares covered by each ISO shall not be less than 110% of the Fair Market Value per share of the Common Shares on the date of grant of the Option.

(iii)
Term of Option:   For U.S. Participants who own:

A.
10% or less of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than ten years from the date of the grant or at such earlier time as the Option Agreement may provide; or

B.
More than 10% of the total combined voting power of all classes of stock of the Company or an Affiliate, each ISO shall terminate not more than five years from the date of the grant or at such earlier time as the Option Agreement may provide.

(iv)
Limitation on Yearly Exercise:   To the extent that aggregate Fair Market Value (determined on the date each ISO is granted) of the Shares with respect to which ISOs are exercisable for the first time by the U.S. Participant in any calendar year exceeds US$100,000, such Options shall be treated as Non-Qualified Options even if denominated ISOs at grant.

DIVIDENDS
With respect to Stock Grants, any entitlement to dividend equivalents or similar entitlements will be established and administered either consistent with an exemption from, or in compliance with the applicable requirements of Section 409A.
EXERCISE OF OPTIONS — PAYMENT
The Administrator shall accept only such payment on exercise of an ISO as is permitted by Section 422.
TRANSFER
An ISO transferred except in compliance with clause (i) of Paragraph 13 shall no longer qualify as an ISO.
A-A-2

TERMINATION OF SERVICE; LEAVE OF ABSENCE
Except as provided in Subparagraph (b) of Paragraph 14 of the Plan, or Paragraph 16 or 17 of the Plan, in no event may an ISO be exercised later than three months after the U.S. Participant’s termination of employment. If the U.S. Participant does not exercise the ISO within three months after termination, to the extent is not yet terminated, it shall automatically convert to a Non-Qualified Option.
With respect to ISOs, any leave of absence granted by the Administrator of greater than three months, unless pursuant to a contract or statute that guarantees the right to reemployment, shall cause such ISO to become a Non-Qualified Option on the date that is six months following the commencement of such leave of absence.
ADJUSTMENTS
Any adjustments under Paragraph 25 of the Plan shall have due regard for the qualification of ISOs under Section 422, the requirements of Section 409A, to the extent applicable
SECTION 409A AND SECTION 422
The Company intends that the Plan and any Stock Rights granted to U.S. Participants be exempt from or comply with Section 409A, to the extent applicable. The Company intends that ISOs comply with Section 422, to the extent applicable. Any ambiguities in the Plan or any Stock Right shall be construed to effect the intent as described herein.
If a U.S Participant is a “specified employee” as defined in Section 409A (and as applied according to procedures of the Company and its Affiliates) as of his or her separation from service, to the extent any payment under this Plan or pursuant to a Stock Right constitutes non-exempt deferred compensation under Section 409A that is being paid by reason of separation from service, no payments due under this Plan or pursuant to a Stock Right may be made until the earlier of: (i) the first day of the seventh month following the U.S. Participant’s separation from service, or (ii) the U.S. Participant’s date of death; provided, however, that any payments delayed during this six-month period shall be paid in the aggregate in a lump sum, without interest, on the first day of the seventh month following the U.S. Participant’s separation from service.
The Administrator shall administer the Plan with respect to Stock Rights to U.S. Participants with a view toward ensuring that Stock Rights under the Plan that are subject to Section 409A or Section 422, as applicable, comply with the requirements thereof and that Options under the Plan be exempt from the requirements of Section 409A or compliant with Section 422, as applicable, but neither the Administrator nor any member of the Board of Directors, nor the Company nor any of its Affiliates, nor any other person acting hereunder on behalf of the Company, the Administrator or the Board of Directors shall be liable to a U.S. Participant or any Survivor by reason of the acceleration of any income, or the imposition of any additional tax or penalty, with respect to any Stock Right, whether by reason of a failure to satisfy the requirements of Section 409A or Section 422 or otherwise.
GOVERNING LAW
This U.S. Sub Plan shall be construed and enforced in accordance with the laws of the State of Delaware.
A-A-3

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.Vote by Internet - QUICK  EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail 2025 TMC THE METALS COMPANY INC. Your Mobile or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Daylight Time, on August 27, 2025.INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy.Have your proxy card available when you access the above website. Follow the prompts to vote your shares.VOTE AT THE MEETING –If you plan to attend the virtual online Special Meeting, you will need your 12-digit control number to vote electronically at the Special Meeting. To attend: https://www.cstproxy.com/metals/sm2025MOBILE VOTING –On your Smartphone/Tablet, open the QR Reader and scan the below image. Once the voting siteis displayed, enter your control number from the proxy card and vote your shares. MAIL –Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PROXY  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  Please mark your votes like this THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1. 1.To adopt an amendment to our 2021 Incentive Equity Plan to increase the share pool for equity incentive grants under the plan. FORAGAINST ABSTAIN CONTROL NUMBER SignatureSignature, if held jointlyDate, 2025Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such and you may be required to provide documentation evidencing your power to sign this proxy.

2025Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of ShareholdersTo view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/metals/sm2025 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OFTMC THE METALS COMPANY INC.The undersigned appoints Gerard Barron, and failing him Craig Shesky, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof (or if no directions have been given, as the proxy holder sees fit) and on all other matters that may properly come before the Special Meeting, all of the common shares of TMC the metals company Inc. held of record by the undersigned at the close of business on July 9, 2025 at the Special Meeting of Shareholders of TMC the metals company Inc. to be held on Thursday, August 28, 2025 at 10:00 a.m. EDT, or at any adjournment thereof. The undersigned hereby revokes any proxy previously given with respect to the Special Meeting.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, IF INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1 AND, IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT OF AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.(Continued and to be marked, dated and signed, on the other side)